UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23425

CIM Real Assets & Credit Fund
(Exact Name of Registrant as Specified in Charter)

4700 Wilshire Boulevard
Los Angeles, California 90010
(Address of Principal Executive Offices)

David Thompson
Chief Executive Officer
CIM Real Assets & Credit Fund
4700 Wilshire Boulevard
Los Angeles, California 90010
(Name and Address of Agent for Service)

Registrant’s Telephone Number, Including Area Code: (323) 860-4900

Copies to:

Rajib Chanda	Jacqueline Edwards
Simpson Thacher & Bartlett LLP	Simpson Thacher & Bartlett LLP
900 G Street, N.W.	425 Lexington Ave,
Washington, D.C. 20001	New York, New York 10017

Date of fiscal year end: September 30

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

CIM

CIM RACR

CIM Real Assets & Credit Fund

Now Leasing

2026 Semi-Annual Report

5

VALE

Table of Contents

Shareholder Letter	1
Portfolio Update	3
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	19
Consolidated Statement of Changes in Net Assets	20
Consolidated Statement of Cash Flows	22
Consolidated Financial Highlights
Class A	23
Class C	24
Class I	25
Class L	26
Consolidated Notes to Financial Statements	27
Additional Information	49
Board Approval of the Advisory Agreements	50
Privacy Policy	51

Important Notice Regarding Electronic Delivery

You may elect to receive shareholder reports and other communications from the Fund electronically. If you already elected to receive shareholder reports electronically, you do not need to take any action. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (866) 907-2653 or on our website at https://www.cimgroup.com/public-investment-programs/current-public-programs/racr.

Dear Shareholders,

We are pleased to provide you with the 2026 semi-annual report for CIM Real Assets & Credit Fund (“we,” “us,” “our,” “CIM RACR,” or the “Fund”). CIM RACR is a continuously-offered, closed-end interval fund registered under the Investment Company Act of 1940, as amended.

The Fund primarily invests in credit (of both real assets and corporations) and real estate equity. Over the long-term, CIM RACR targets a portfolio of 30% real estate equity and 70% credit (both real estate and corporate credit).

We believe the Fund is well positioned–our credit investments are generating attractive income, and we believe there is an opportunity for capital appreciation as the commercial real estate market is in the early innings of a recovery.

A sharp rise in both short- and long-term interest rates that peaked in late 2023 impacted commercial real estate values. However, rates have since eased and the capital markets are currently pricing in further declining rates, which has historically created a much more favorable environment for commercial real estate values on a go-forward basis. In addition, commercial construction starts declined over 70% from recent highs in 2022 and are nearly 50% below the 10-year average. This favorable supply dynamic may set the stage for further rent growth which may result in increased cash flow and increased values.1

In anticipation of this expected real estate recovery, we took active steps late in 2024 to rebalance the portfolio to be in-line with our long-term target allocation. In addition, we have an active pipeline of attractive infrastructure-related investments, primarily across alternative energy and digital infrastructure.

Attractive Distributions

In March 2026, our Board of Trustees declared monthly cash dividends representing an annualized distribution rate2 of 7.5% of net asset value per share (as of the close of business on March 23, 2026). A portion of RACR’s distribution may be tax deferred whereas income from bonds and credit funds is typically 100% ordinary income and taxed at the highest rate.

Performance

Since inception (May 4, 2020), RACR’s Class I Common Shares have generated an annualized return of 4.71%, as of May 7, 2026 and have outperformed widely followed income alternatives such as the Bloomberg US Aggregate Bond Index and The Markit iBoxx USD Liquid Investment Grade Index.3

RACR’s returns since inception have primarily been driven by interest income from our real estate debt and corporate credit investments.

Fund Overview

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. However, there can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to provide shareholders with income and capital appreciation, with lower volatility and correlation to the broader equity markets and other widely used income alternatives. We believe our real asset equity allocation may reduce volatility and correlation, while creating the potential for appreciation as well as allowing for the Fund to generate income used to pay distributions. This real asset equity allocation may also create the potential for tax deferred distributions for shareholders. Real estate investments generate tax depreciation expenses. These tax depreciation expenses can be used to reduce the taxable income generated from credit investments, resulting in a lower current year taxable income.

The Fund’s innovative structure allows it to directly invest in real estate rather than private funds of other managers, and thus avoiding multiple layers of fees. To promote further alignment with other funds managed by affiliates of CIM Group, LLC (“CIM”) and OFS Capital Management, LLC (the “OFS Sub-Adviser” or “OFS”), the Fund has obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that allows it to co-invest alongside funds managed by affiliates of CIM and OFS, in accordance with the conditions specified in the exemptive relief. The Fund seeks to provide investors with exposure to proprietary transactions, alongside large, sophisticated institutions, that otherwise may not be available to retail investors and that may have high investment minimums.

About the Adviser

CIM Capital IC Management, LLC (the “Adviser”), registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), acts as the Fund’s investment adviser and is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers. The Adviser has engaged each of CIM Capital SA Management, LLC (the “CIM Sub-Adviser”) and the OFS Sub-Adviser, each a SEC-registered investment adviser, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to investments in real assets (excluding CMBS) held by the Fund. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities.

CIM is a vertically-integrated community-focused real estate and infrastructure owner, operator, lender and developer of real assets for its own account and on behalf of its partners and co-investors, seeking exposure to real assets and associated credit strategies, with a principal focus on metropolitan areas across the Americas and Europe. Over the past three decades, CIM has cultivated relationships with over 200 institutional clients worldwide and a vast network of more than 3,000 private wealth and financial advisors. As of December 31, 2025, CIM owns and operates approximately $32.0 billion of assets4 across its products and has deployed assets for its Principals, partners and co-investors, which include U.S. and Non-U.S. public and corporate pension funds, endowments, foundations, sovereign wealth funds and other institutional and private partners and co-investors since 2000. As of December 31, 2025, CIM had over 900 employees and 9 corporate offices worldwide. CIM also maintains additional offices with distribution staff and JV partnerships.

OFS is a full-service provider of capital and levered financial solutions with $4.2 billion in assets under management as of December 31, 2025, with a focus on middle market lending, broadly syndicated loans, and structured credit. OFS serves as the investment adviser to business development companies, registered closed-end funds, and separately managed, proprietary and sub-advised accounts.

Thank you for your investment in CIM RACR. If you have any questions, please contact the CIM Shareholder Relations team at 866.907.2653. We look forward to continuing our relationship in the years to come.

Sincerely,

Steve Altebrando

1st Vice President, Portfolio Oversight

David Thompson

Chief Executive Officer

1. Construction Starts - Q1 2025. CoStar, accessed May 1, 2025.

2. Based on current estimates, the Fund expects a portion of the distributions to be a return of capital.

3. The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The current performance may be lower or higher than performance data quoted. The indices shown are for informational purposes only and are not reflective of any investment. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

4. “Assets Owned and Operated” represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM Group contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication.

Forward-Looking Statements

Statements in this letter regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating management’s belief that CIM RACR will benefit from CIM Group’s combined real assets, credit and transaction experience and deal-sourcing capabilities; the composition of CIM RACR’s portfolio of real assets and corporate credit assets and the potential benefits to investors, which may not be realized; opportunities for individuals to invest alongside institutional partners, and whether those opportunities will align the interests among sponsors, partners and shareholders; and other factors may constitute forward-looking statements for purposes of the safe harbor protection under applicable securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including volatile inflation and interest rates, the risk of recession, the ongoing war between Russia and Ukraine, the escalated conflict in the Middle East and Southwest Asia, supply chain disruptions, resource shortages, significant market volatility on our business, our industry, and the global economy, and those risks, uncertainties and factors referred to in CIM RACR’s Prospectus filed with the SEC under the section “Risks” and other documents that may be filed by CIM RACR from time to time with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. CIM RACR is providing the information in this letter as of this date and assumes no obligations to update the information included in this letter or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CIM Real Assets & Credit Fund	Portfolio Update
March 31, 2026 (Unaudited)

Performance as of March 31, 2026

				Annualized Since
CIM Real Assets & Credit Fund	6 Months	1 Year	Annualized 3 Year	Inception May 5, 2020
CIM Real Assets & Credit Fund - A-NAV	(1.07)%	1.77%	1.51%	4.01%
CIM Real Assets & Credit Fund - A-Load	(6.76)%	(4.10)%	(0.47)%	2.97%
CIM Real Assets & Credit Fund - C-NAV	(1.42)%	1.16%	0.80%	3.26%
CIM Real Assets & Credit Fund - I-NAV	(0.93)%	2.06%	1.76%	4.26%
CIM Real Assets & Credit Fund - L-NAV	(1.19)%	1.54%	1.27%	3.75%
CIM Real Assets & Credit Fund - L-Load	(5.39)%	(2.76)%	(0.19)%	2.99%
Bloomberg US Aggregate Bond Index (a)	1.05%	4.35%	3.63%	0.11%
Bloomberg US Corporate High Yield Bond Index (b)	0.81%	7.01%	8.60%	6.63%
S&P UBS Leveraged Loan Index (c)	0.71%	4.79%	8.02%	7.55%
Markit iBoxx Liquid Investment Grade Index (d)	(0.08)%	4.81%	4.41%	0.79%

Comparison of the Change in Value of a $1,000,000 Investment

(a)	Bloomberg US Aggregate Bond Index is a broad based flagship benchmark that measures the investment grade, US dollar (“USD”)-denominated, fixed-rate taxable bond market. The index includes treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

(b)	The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded.

(c)	The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the USD-denominated leveraged loan market. New loans are added to the index on their effective date if they qualify according to the following criteria: (i) loans must be rated “5B” or lower; (ii) only fully-funded term loans are included; (iii) the tenor must be at least one year; and (iv) the issuers must be domiciled in developed countries (issuers from developing countries are excluded). Loans are removed from the index when they are upgraded to investment grade, or when they exit the market (for example, at maturity, refinancing or bankruptcy workout). Note that issuers remain in the index following default.

(d)	The Markit iBoxx USD Liquid Investment Grade Index is designed to reflect the performance of USD denominated investment grade corporate debt. The index rules aim to offer a broad coverage of the USD investment grade liquid bond universe. The index is market-value weighted with an issuer cap of 3%.

Index performance is shown for illustrative purposes only as (i) all indices referenced above are unmanaged, (ii) index performance does not reflect the expenses associated with active management of an actual portfolio, (iii) the composition of each of the indices differs significantly from that of the portfolio of the Fund and (iv) investors cannot invest directly in an index. The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on any fund distributions or the sale of fund shares. The current performance may be lower or higher than performance data quoted. Please visit the Fund’s website at https://www.cimgroup.com/public-investment-programs/current-public-programs/ racr for performance data current to the most recent month-end.

CIM Real Assets & Credit Fund	Portfolio Update
March 31, 2026 (Unaudited)

Top Ten Long Holdings as of March 31, 2026

Sora Multifamily Residential Property	13.1%
IENTC 1, LLC	9.5%
127 165 171 S. La Brea	6.4%
EPIC	5.7%
Solara	3.8%
Elevation CLO Ltd., 2022-16, Class E	3.7%
BRES Commercial Mortgage Trust 2025-ATCAP, Class A	3.6%
WMRK Commercial Mortgage Trust 2022-WMRK, Class E	2.8%
101 N. & 145 S. La Brea	2.7%
Apex Credit CLO 13A SUB Ltd	2.6%
53.9%

Portfolio Composition as of March 31, 2026

Direct Real Estate	41.32%
Collateralized Loan Obligations	31.28%
Commercial Mortgage-Backed Securities	30.61%
Bank Loans	15.19%
Common Stock	9.81%
Warrants	0.01%
Short-Term Investments and Liabilities in Excess of Other Assets	(28.22)%
100.00%

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited)

			Coupon	Acquisition	Maturity
Shares		Spread	Rate (%)	Date	Date	Amortized Cost	Fair Value
	Common Stock - 9.81%
	Private - 9.81% (a),(c)
199	Avison Young Common Equity (e)			3/12/2024		$212,208	$—
288,507	Avison Young Preferred Equity (12.50% PIK) (l)			3/12/2024		213,549	56,173
592,033	CGA Holdings, Inc., Class A (b),(e)			2/25/2022		592,033	394,945
155,086	CGA Holdings, Inc., Class A Preferred (b)			3/3/2023		155,086	163,026
213	IENTC 1, LLC (d),(e)			3/31/2022		3,773,812	22,701,000
						4,946,688	23,315,144

	Real Estate Investment Trust - 0.00% (n)
158	Creative Media & Community Trust Corp. (f)					2,704,716	97

	Total Common Stock					7,651,404	23,315,241

Principal
Amount ($)
	Bank Loans - 15.19%
	Commercial Services & Supplies - 0.53%
299,835	RideNow Group, Inc. Tenth Amendment Delayed Draw Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 7.750%	11.678%	8/31/2021	9/30/2027	299,216	292,639

993,535	RideNow Group, Inc. Tenth Amendment Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 7.750%	11.678%	8/31/2021	9/30/2027	980,863	969,691
						1,280,079	1,262,330

	Energy Equipment & Services - 1.17%

2,911,514	Exponential Power, Inc., Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 7.750% (6.75% Cash, 1.00% PIK)	11.684%	5/17/2023	5/12/2026	2,909,065	2,777,584

	Food & Beverage - 0.26%
578,231	BCPE North Star US Holdco 2, Inc. 2L Term Loan (a),(c),(g)	1M SOFR + CSA + 7.250%	11.036%	2/2/2022	6/8/2029	573,121	572,594
69,650	Naked Juice LLC Second Out Term Loan (c),(g)	3M SOFR + CSA + 3.250%	7.022%	4/21/2025	1/24/2029	69,464	37,379
						642,585	609,973

	Health Care Equipment & Supplies - 0.92%
163,043	Kreg LLC, Revolver (a),(b),(c),(g)	3M SOFR + CSA + 6.250%	10.074%	12/20/2021	12/20/2026	163,043	159,293
2,081,845	Kreg LLC, Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.750% (6.25% Cash, 0.50% PIK)	10.572%	12/20/2021	12/20/2026	2,076,496	2,033,963
						2,239,539	2,193,256
	Health Care Providers & Services - 7.11%
580,645	Boca Home Care Holdings Revolver (a),(b),(c),(g),(h)	3M SOFR + CSA + 6.500%	10.417%	2/25/2022	2/25/2027	574,839	580,645
3,993,387	Boca Home Care Holdings, Inc Delayed Draw Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.500%	10.417%	2/25/2022	2/25/2027	3,978,438	3,993,387
285,714	CVAUSA Management, LLC, Revolver (a),(b),(c),(g),(h)	3M SOFR + 5.250%	0.500%	5/22/2023	5/22/2028	285,714	285,714
3,636,659	CVAUSA Management, LLC, Term Loan (a),(b),(c),(g)	1M SOFR + 5.250%	8.923%	5/22/2023	5/22/2029	3,609,245	3,636,659
1,026,443	MedMark Services, Inc., Delayed Draw Term Loan (a),(c),(g),(l)	3M SOFR + CSA + 10.500%	—%	9/30/2022	6/11/2028	1,026,443	5,132
378,788	MedMark Services, Inc., Second Lien Term Loan (a),(c),(g),(l)	3M SOFR + CSA + 10.500%	—%	6/10/2021	6/11/2028	376,047	1,894
244,340	MEDRINA, LLC Delayed Draw Term Loan (a),(b),(c),(g)	6M SOFR + 6.000%	9.634%	10/20/2023	10/20/2029	244,340	244,340
212,766	MEDRINA, LLC Revolver (a),(b),(c),(g),(h)	3M SOFR + 6.000%	0.500%	10/20/2023	10/20/2029	208,032	212,766
1,455,851	MEDRINA, LLC Term Loan (a),(b),(c),(g)	6M SOFR + 6.000%	9.693%	10/20/2023	10/20/2029	1,431,178	1,455,851
333,333	One GI Intermediate LLC, Revolver Upsize (a),(b),(c),(g),(l)	3M SOFR + CSA + 6.750%	—%	12/13/2021	4/23/2026	333,333	290,333
1,680,000	One GI Intermediate LLC, Tranche B Delayed Draw Term Loan (a),(b),(c),(g),(l)	3M SOFR + CSA + 6.750%	—%	12/13/2021	4/23/2026	1,675,886	1,463,280
885,515	One GI Intermediate LLC, Tranche C Delayed Draw Term Loan (a),(b),(c),(g),(l)	3M SOFR + CSA + 6.750%	—%	12/13/2021	4/23/2026	885,515	771,284
3,952,695	Spectrum Vision Holdings, LLC Seventeenth Amendment Term Loan Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.500%	10.428%	5/2/2023	11/17/2026	3,950,856	3,952,695
						18,579,866	16,893,980
	Professional Services - 2.74%
3,716,826	24 Seven, Inc., Term Loan (a),(b),(c),(g)	1M SOFR + CSA + 7.125%	10.906%	1/28/2022	11/16/2027	3,703,744	3,709,393
327,553	24 Seven Holdco, LLC 2023 Incremental Term Loan (a),(b),(c),(g)	1M SOFR + CSA + 7.125%	10.906%	3/1/2023	11/16/2027	322,684	326,898
2,418,750	AIDC Intermediate Co. 2, LLC, Term Loan (a),(b),(c),(g)	1M SOFR + 5.250%	8.922%	7/22/2022	7/22/2027	2,404,404	2,416,331
56,576	AIDC Intermediate Co. 2, Incremental Term Loan (a),(b),(c),(g)	1M SOFR + 5.250%	8.922%	7/31/2023	7/22/2027	56,074	56,520
						6,486,906	6,509,142

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

Principal			Coupon	Acquisition	Maturity
Amount ($)		Spread	Rate (%)	Date	Date	Amortized Cost	Fair Value
	Real Estate Related Services - 0.15%
280,287	Avison Young Canada, Inc., 2nd PIK Term Loan (a),(c),(g)	3M SOFR + CSA + 7.500% (6.00% PIK, 1.50% Cash)	11.436%	3/12/2024	3/12/2029	$280,287	$260,386
44,856	Avison Young Canada, Inc., 3rd PIK Lien Term Loan (a),(c),(g),(l)	3M SOFR + CSA + 7.500% (6.00% PIK, 1.50% Cash)	—%	3/12/2024	3/12/2029	44,070	36,871
14,013	Avison Young Initial New Loan Commitment (a),(c),(g)	1M SOFR + CSA + 8.500% (8.50% PIK)	12.287%	12/18/2025	12/12/2027	14,013	14,279
5,813	Avison Young Delayed Draw New Loan Commitment (a),(c),(g),(h)	1M SOFR + CSA + 8.500% (8.50% PIK)	12.287%	12/18/2025	12/12/2027	5,813	5,923
39,610	Avison Young New Rollup Loan (a),(c),(g)	1M SOFR + CSA + 7.350% (5.85% PIK, 1.50% Cash)	11.137%	12/18/2025	12/12/2027	39,610	40,363
						383,793	357,822

	Software - 2.31%
3,408,446	EOS-Metasource Intermediate, Inc., Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.750% (6.25% Cash, 0.50% PIK)	10.684%	5/17/2022	5/17/2027	3,398,953	3,299,376
147,059	Shiftkey, Revolver (a),(b),(c),(g),(h)	3M SOFR + 5.750%	0.500%	6/21/2022	6/21/2027	147,059	140,000
2,160,089	Shiftkey, Term Loan (a),(b),(c),(g)	3M SOFR + CSA + 6.250% (5.75% Cash, 0.50% PIK)	10.184%	6/21/2022	6/21/2027	2,153,793	2,056,404
						5,699,805	5,495,780

	Total Bank Loans					38,221,638	36,099,867

	Collateralized Loan Obligations - Debt - 19.68% (c),(g)
1,000,000	Allegro CLO Ltd., 2020-1A, Class ER (i),(m)	3M SOFR + 7.400%	11.070%	7/12/2024	7/21/2037	1,000,000	909,552
3,000,000	Atlas Senior Loan Fund Ltd., 2022-20A, Class ER (m)	3M SOFR + 8.100%	11.768%	9/25/2024	10/19/2037	2,928,355	2,906,688
2,000,000	Atlas Senior Loan Fund Ltd., 2024-23A, Class E (m)	3M SOFR + 7.130%	10.798%	5/31/2024	7/20/2037	1,962,755	1,963,523
1,000,000	Barings Middle Market CLO, Ltd. 2021-I, Class D (m)	3M SOFR + CSA + 8.650%	12.579%	6/30/2021	7/20/2033	996,182	988,217
2,000,000	Birch Grove CLO Ltd., 2019A, Class ERR (m)	3M SOFR + 6.940%	10.608%	4/23/2024	7/17/2037	1,985,180	1,980,000
2,500,000	BRTPT 2023-1A ER (m)	3M SOFR + 7.100%	10.768%	7/18/2025	7/26/2038	2,500,000	2,442,755
4,250,000	Carlyle Global Market Strategies, 2022-4A, Class ER (m)	3M SOFR + 6.750%	10.418%	7/12/2024	7/25/2036	4,250,000	4,091,414
5,285,000	CFIP CLO Ltd., 2017-1A, Class ER (m)	3M SOFR + CSA + 7.300%	11.229%	4/8/2022	10/18/2034	5,157,153	4,600,082
9,100,000	Elevation CLO Ltd., 2022-16, Class E (m)	3M SOFR + 8.300%	11.968%	6/2/2022	7/25/2034	8,933,624	8,827,176
3,000,000	Gallatin Funding Ltd 2024-1A, Class E (m)	3M SOFR + 8.000%	11.668%	10/24/2024	10/20/2037	3,000,000	2,938,569
2,000,000	Harvest US CLO Ltd 2024-2A, Class E (m)	3M SOFR + 6.900%	10.572%	8/1/2024	10/15/2037	2,000,000	1,953,411
1,250,000	LCM Ltd Partnership, 31A, Class ER (m)	3M SOFR + 7.250%	10.918%	7/1/2024	7/20/2034	1,213,579	583,437
6,000,000	LCM Ltd Partnership 38A ER2 (m)	3M SOFR + 7.410%	11.082%	10/22/2025	11/4/2038	5,886,711	5,393,126
1,600,000	MCF CLO VII LLC (m)	3M SOFR + 7.000%	10.668%	7/18/2025	7/20/2037	1,600,000	1,577,443
2,250,000	Northwoods Capital Ltd. 2021-25A, Class E (m)	3M SOFR + CSA + 7.140%	11.069%	6/25/2021	7/20/2034	2,213,433	2,109,053
2,000,000	PPM CLO Ltd., 2022-6AR, Class ER (m)	3M SOFR + 8.960%	12.628%	12/1/2023	1/20/2037	1,950,320	1,844,364
2,000,000	Saratoga Investment Corp. CLO Ltd., 2013-1, Class F1R3	3M SOFR + CSA + 10.000%	13.929%	8/10/2021	4/20/2033	1,999,955	882,332
3,000,000	Venture CDO, Ltd., 2022-45A, Class E (b)	3M SOFR + 7.700%	11.368%	4/18/2022	7/20/2035	2,961,339	784,197
	Total Collateralized Loan Obligations - Debt					52,538,586	46,775,339

	Collateralized Loan Obligations - Equity - 11.60% (a),(b),(c),(i)
4,681,654	Allegro CLO Ltd., 2022-1A, Class SUB		18.741%	4/29/2022	4/20/2038	2,963,334	2,383,847
3,329,823	Allegro CLO Ltd., 2025-2A, Class SUB		18.778%	5/8/2025	7/25/2038	2,604,711	2,392,118
2,980,000	Apex Credit CLO LLC 2021-1A, Class SUB		0.806%	5/28/2021	7/18/2034	1,784,749	703,223
7,305,491	Apex Credit CLO 13A SUB Ltd		15.283%	12/19/2025	1/22/2039	6,170,834	6,238,334
1,000,000	Ares LV CLO Ltd.		22.068%	11/19/2025	10/15/2037	624,600	516,508
3,000,000	Atlas Senior Loan Fund Ltd., 2021-17A, Class SUB		7.852%	9/20/2021	10/20/2034	1,869,814	967,845
2,585,233	Brightwood Capital MM CLO Ltd., 2023-1A, Class Sub1		24.500%	9/8/2023	10/15/2035	2,129,742	2,192,441
5,500,000	Dryden Senior Loan Fund 2022-98A, Class SUB		3.247%	2/3/2022	4/20/2035	3,749,473	1,956,774
3,750,000	Elevation CLO Ltd., 2018-3A, Class SUB (o)		—%	12/6/2021	1/25/2035	2,199,648	818,554
4,396,000	Empower CLO Ltd., 2024-1A Class SUB		6.788%	2/7/2024	4/25/2037	3,306,094	1,849,947
7,650,000	Empower CLO Ltd., 2024-2A, Class SUB		7.574%	5/24/2024	7/15/2037	6,316,291	3,932,314
250,000	LCM Ltd. Partnership 2031A, Class INC (o)		—%	12/18/2020	7/20/2034	130,586	31,222
2,750,000	Marble Point CLO XXI, Ltd., 2021-3A, Class INC (o)		—%	8/24/2021	10/17/2034	1,726,648	876,227
1,950,000	Regatta XIX Funding Ltd. REG19 2022-1A SUB		22.778%	11/7/2025	10/20/2038	1,227,513	1,091,674
6,339,779	Steele Creek CLO Ltd., 2022-1, Class SUB		5.291%	3/1/2022	4/15/2038	3,872,466	1,558,768
2,300,000	Trinitas CLO Ltd., 2018-8A, Class SUB (o)		—%	3/4/2021	7/20/2117	1,080,053	57,500
	Total Collateralized Loan Obligations - Equity					41,756,556	27,567,296

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

Principal			Coupon	Acquisition	Maturity
Amount ($)		Spread	Rate (%)	Date	Date	Amortized Cost	Fair Value
	Commercial Mortgage-Backed Securities - 30.61% (c)
3,000,000	Atrium Hotel Portfolio Trust Class D (m)		7.935%	10/7/2024	10/10/2039	$3,000,000	$3,052,810
8,580,000	BRES Commercial Mortgage Trust 2025-ATCAP, Class A (g),(m)	1M SOFR + 1.494%	5.166%	10/16/2025	11/15/2042	8,560,134	8,578,462
2,785,000	BRES Commercial Mortgage Trust 2025-ATCAP, Class E (g),(m)	1M SOFR + 3.641%	7.313%	10/16/2025	11/15/2042	2,778,525	2,762,287
958,285	BX 2025-BCAT, Class D (g),(m)	1M SOFR + 2.650%	6.323%	7/31/2025	8/15/2042	958,285	956,539
3,860,000	BX 2025-OMG, Class F (g),(m)	1M SOFR + 3.650%	7.273%	9/30/2025	10/15/2042	3,860,000	3,878,615
2,901,642	BXSC Commercial Mortgage Trust 2022-WSS, Class F (g),(m)	1M SOFR + 5.329%	9.002%	4/4/2024	3/15/2035	2,892,470	2,897,123
4,238,307	Campus Drive Secured Lease-Backed Pass-Though Trust, Series C (a)		6.912%	10/17/2022	6/15/2058	3,626,906	2,764,860
4,500,000	CXP Trust 2022-CXP1, Class E (a),(l)		0.019%	9/2/2022	12/15/2038	4,222,496	314,550
1,500,000	CXP Trust 2022-CXP1, Class F (a),(l)		0.019%	9/2/2022	12/15/2038	1,388,519	—
1,000,000	DK 2025-LXP, Class D (g),(m)	1M SOFR + 2.891%	6.569%	8/12/2025	8/15/2037	997,755	999,762
1,000,000	Extended Stay America Trust 2025-ESH, Class F (g),(m)	1M SOFR + 4.100%	7.773%	9/26/2025	10/15/2042	1,000,000	1,002,910
990,679	Extended Stay America Trust 2026-ESH2, Class E (g),(m)	1M SOFR + 2.900%	6.573%	1/21/2026	2/15/2043	990,679	987,425
5,192,000	HONO 2021-LULU, Class A (g),(m)	1M SOFR + 1.150%	6.360%	2/4/2026	10/15/2036	5,140,653	5,126,005
2,500,000	HTL Commercial Mortgage Trust 2024-T53, Class D (m)		8.198%	4/3/2024	5/10/2039	2,500,000	2,535,102
1,736,080	La Quinta Mortgage Trust 2023-LAQ, Class D (g),(m)	1M SOFR + 4.188%	7.861%	3/3/2023	3/15/2036	1,734,223	1,741,280
2,707,210	MCR Mortgage Trust 2024-HF1, Class E (g),(m)	1M SOFR + 4.190%	7.863%	11/8/2024	12/15/2041	2,701,969	2,697,124
3,000,000	NYC Commercial Mortgage Trust 2025- 11X, Class D (g),(m)	1M SOFR + 3.191%	6.864%	10/10/2025	10/15/2037	2,993,062	3,001,592
3,000,000	NYC Commercial Mortgage Trust 2025-28L, Class E (m)		7.170%	10/23/2025	11/5/2038	2,991,024	2,985,313
3,000,000	NYC Commercial Mortgage Trust 2025-28L, Class F (m)		8.670%	10/23/2025	11/5/2038	2,991,001	3,032,837
3,710,000	One New York Plaza Trust 2020-1NYP, Class B (g),(m)	1M SOFR + 1.500%	5.287%	11/3/2022	1/15/2036	3,710,000	3,568,649
1,811,000	TWO VA Repack Trust B2, Class B2 (a),(e),(j)		—%	7/30/2020	11/15/2033	935,627	842,658
3,500,000	VTR Commercial Mortgage Trust 2025-STEM, Class C (m)		6.057%	9/25/2025	10/15/2039	3,500,000	3,462,392
4,010,000	Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class D (g),(m)	1M SOFR + CSA + 3.500%	7.287%	12/20/2022	5/15/2031	3,990,838	4,014,531
1,000,000	Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class F (g),(m)	1M SOFR + CSA + 5.900%	9.687%	4/28/2021	5/15/2031	1,000,000	998,850
6,560,583	WMRK Commercial Mortgage Trust 2022-WMRK, Class E (g),(m)	1M SOFR + 5.676%	9.349%	10/27/2022	11/15/2035	6,544,520	6,575,252
4,000,000	WCORE Commercial Mortgage Trust 2024-CORE, Class E (g),(m)	1M SOFR + 3.939%	7.611%	10/29/2024	11/15/2041	3,992,739	3,991,567
	Total Commercial Mortgage-Backed Securities					79,001,425	72,768,495

Cost Basis ($)
	Direct Real Estate - 41.32% (a)
6,038,003	1902 Park Avenue (d)			2/28/2023		6,038,003	5,944,126
5,107,443	3816-3822 W Jefferson Blvd			8/25/2022		5,107,443	3,711,306
4,590,582	4707 W Jefferson Blvd			6/15/2022		4,590,582	3,388,868
5,058,174	4901 W Jefferson Blvd			6/7/2022		5,058,174	5,198,026
11,480,384	127, 165 & 171 S. La Brea			12/13/2024		11,480,384	15,255,072
4,620,782	101 N. & 145 S. La Brea			12/13/2024		4,620,782	6,357,593
13,701,343	EPIC (d)			6/4/2021		13,701,343	13,433,807
23,150,823	Solara (d)			2/14/2022		23,150,823	9,061,892
42,347,167	Sora			12/17/2021		42,347,167	31,151,455
5,151,761	Vale at the Parks (d)			7/27/2021		5,151,761	4,718,568
	Total Direct Real Estate					121,246,462	98,220,713

Shares		Expiration Date	Strike Price
	Warrant - 0.01%
	Commercial Services & Supplies - 0.01%
7,576	RideNow Group, Inc. (a),(b),(e)	8/14/2028	$33.00	8/31/2021		83,469	30,000
	Total Warrant

	Short Term Investments - 4.04%
	Money Market Funds - 4.04%
9,415,932	First American Treasury Obligations Fund, Class Z, 1.00% (k)					9,415,932	9,415,932
182,790	Fidelity Treasury Portfolio, Class I, 1.00% (k)					182,790	182,790
	Total Short-Term Investments					9,598,722	9,598,722

	Total Investments - 132.24%					$350,098,262	$314,375,673
	Liabilities in Excess of Other Assets - (32.24%)						(76,645,649)
	Net Assets 100.00%						$237,730,024

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

(a)	Fair value of this security was determined using significant, unobservable inputs and was determined in accordance with Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), and as such, is categorized as Level 3 on the Fair Value Hierarchy.

(b)	A co-investment with an affiliate, completed under an order for exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”) on August 4, 2020, that is advised by the OFS Adviser.

(c)	These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended. As of March 31, 2026, the aggregate fair value of these securities was $206,526,141, representing 86.87% of the Fund’s net assets.

(d)	A co-investment with an affiliate, completed under an order for exemptive relief granted by the SEC on August 4, 2020, that is advised by the CIM Sub-Adviser.

(e)	Non-income producing security.

(f)	Investment in affiliate.

(g)	Variable or floating rate security. The rate in effect as of March 31, 2026 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(h)	This Investment or portion thereof was not funded as of March 31, 2026. The Fund had $1,124,571 at par value and $1,117,512 at fair value in unfunded commitments as of March 31, 2026.

(i)	Collateralized loan obligation (“CLO”) subordinated notes are residual positions in the CLO vehicle. CLO subordinated notes are entitled to distributions that are generally equal to the residual cash flows of the underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these distributions in addition to the estimated amount of terminal distribution. Effective yields for the CLO equity positions are updated generally once a quarter in connection with a transaction, such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields are periodically adjusted based on information reported by the CLO as of the date of determination.

(j)	Zero coupon bond.

(k)	Rate disclosed is the seven day effective yield as of March 31, 2026.

(l)	Investment was on non-accrual status as of March 31, 2026. Interest payments subsequently received on non-accrual investments, if any, will be recognized as income when received or applied to cost depending upon management’s judgment.

(m)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements.

(n)	Percentage rounds to less than 0.01%.

(o)	As of March 31, 2026, the effective accretable yield has been estimated to be 0%, as the aggregate amount of projected distributions, including projected distributions related to liquidations of the underlying portfolio upon the security’s anticipated redemption, is equal to or less than current amortized cost. Projected distributions are monitored and re-evaluated quarterly. All actual distributions received will be recognized as reductions to amortized cost until such time, if and when occurring, a future aggregate amount of then-projected distributions exceeds the security’s then-current amortized cost, at which point the Company would resume recognizing income based on the updated effective accretable yield.

Abbreviations:

CSA - Security has a credit spread adjustment to account for the difference between London Interbank Offered Rate (“LIBOR”) and SOFR.

PIK - Payment-in-kind security for which interest is paid in cash or additional principal.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

Reverse Repurchase Agreement

						Fair Value
			Maturity	Collateral Fair	Principal	Including
Counterparty	Interest Rate	Trade Date	Date	Value	Amount	Accrued Interest
JP Morgan	SOFR + 0.75%	3/17/2026	4/17/2026	$3,568,649	$3,040,000	$3,045,605
JP Morgan	SOFR + 1.05%	3/17/2026	4/17/2026	2,985,313	2,537,000	2,541,995
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	3,878,615	2,715,000	2,720,685
JP Morgan	SOFR + 1.05%	3/17/2026	4/17/2026	956,539	815,000	816,605
JP Morgan	SOFR + 1.05%	3/17/2026	4/17/2026	4,014,531	3,409,000	3,415,712
JP Morgan	SOFR + 1.05%	3/17/2026	4/17/2026	999,762	850,000	851,673
JP Morgan	SOFR + 1.05%	3/17/2026	4/17/2026	1,741,280	1,478,000	1,480,910
JP Morgan	SOFR + 1.40%	3/17/2026	4/17/2026	2,897,123	1,738,000	1,741,675
JP Morgan	SOFR + 1.30%	3/17/2026	4/17/2026	1,002,910	752,000	753,559
JP Morgan	SOFR + 0.60%	3/17/2026	4/17/2026	8,578,462	7,703,000	7,716,722
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	998,850	692,000	693,449
JP Morgan	SOFR + 1.30%	3/17/2026	4/17/2026	2,762,287	2,089,000	2,093,330
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	6,575,252	4,638,000	4,647,711
JP Morgan	SOFR + 1.05%	3/17/2026	4/17/2026	2,535,102	2,156,000	2,160,245
JP Morgan	SOFR + 1.05%	3/17/2026	4/17/2026	3,052,810	2,589,000	2,594,097
JP Morgan	SOFR + 1.05%	3/17/2026	4/17/2026	987,425	852,000	853,677
JP Morgan	SOFR + 0.60%	3/17/2026	4/17/2026	5,126,005	4,614,000	4,622,219
JP Morgan	SOFR + 0.90%	3/17/2026	4/17/2026	3,462,392	2,942,000	2,947,608
JP Morgan	SOFR + 1.30%	3/17/2026	4/17/2026	2,697,124	2,027,000	2,031,202
JP Morgan	SOFR + 1.05%	3/17/2026	4/17/2026	3,001,592	2,555,000	2,560,030
JP Morgan	SOFR + 1.30%	3/17/2026	4/17/2026	3,032,837	2,264,000	2,268,693
JP Morgan	SOFR + 1.30%	3/17/2026	4/17/2026	3,991,567	3,007,000	3,013,233
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	1,980,000	1,368,000	1,370,867
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	583,437	637,000	638,335
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	2,938,569	2,042,000	2,046,280
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	4,600,082	2,860,000	2,865,994
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	2,442,755	1,737,000	1,740,640
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	5,393,126	3,902,000	3,910,178
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	1,953,411	1,360,000	1,362,850
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	8,827,176	5,882,000	5,894,328
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	988,217	697,000	698,461
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	2,906,688	1,924,000	1,928,032
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	1,577,443	1,120,000	1,122,347
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	1,963,523	1,311,000	1,313,748
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	2,109,053	1,417,000	1,419,970
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	4,091,414	2,750,000	2,755,764
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	1,844,364	1,277,000	1,279,676
JP Morgan	SOFR + 1.35%	3/17/2026	4/17/2026	909,552	639,000	640,339

Total Reverse Repurchase Agreements					$86,385,000	$86,558,444

Reference Rate:

1M SOFR - 1 Month SOFR as of CIM Real Assets & Credit Fund was 3.66484%.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited)

TOTAL RETURN SWAP CONTRACTS (a)

							Net Unrealized
		Notional		Payment	Termination		Appreciation
Counterparty (f)	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value	(Depreciation)
Bank of Nova Scotia	1011778 B.C. Unlimited Liability Company, Term B-6 Loan, 1M SOFR + 1.75%	$470,432	SOFR + 1.50%	Monthly	9/20/2030	$469,730	$(703)
Citibank, N.A.	ABG Intermediate Holdings 2 LLC, 2024-1 Refinancing Term Loan (First Lien), 1M SOFR + 2.25%	672,294	3M SOFR + 1.50%	Monthly	12/21/2028	680,032	5,325
Citibank, N.A.	Academy, LTD., Initial Term Loan (2021), 1M SOFR + CSA + 3.75% (b)	249,184	3M SOFR + 1.50%	Monthly	11/5/2027	248,691	400
Citibank, N.A.	Acuren, Amendment No. 1 Term Loan, 1M SOFR + 2.75%	125,894	3M SOFR + 1.50%	Monthly	7/30/2031	125,938	44
Bank of Nova Scotia	ADVANTAGE SALES & MARKETING INC., Exchange First Lien Term Loan, 1M SOFR + CSA + 6.00% (b)	525,175	SOFR + 1.50%	Monthly	4/19/2030	525,604	429
Citibank, N.A.	ADMI Corp., Amendment No. 5 Incremental Term Loan, 1M SOFR + CSA + 3.75%	498,574	3M SOFR + 1.50%	Monthly	12/23/2027	471,265	(28,994)
Citibank, N.A.	Agco Grain & Protein, Initial Term Loan, 3M SOFR + 5.00% (b)	189,728	3M SOFR + 1.50%	Monthly	10/31/2031	192,500	2,419
Citibank, N.A.	Ahead DB Holdings, 2024 Incremental Term Loan (First Lien), 3M SOFR + 2.50%	75,774	3M SOFR + 1.50%	Monthly	2/3/2031	75,143	(694)
Citibank, N.A.	AHP Health Partners, 2025 Term B Loan, 1M SOFR + 2.25%	365,257	3M SOFR + 1.50%	Monthly	9/20/2032	367,072	1,767
Citibank, N.A.	AL GCX Holdings LLC, Term Loan B 2025, 1M SOFR + 2.25%	249,375	3M SOFR + 1.50%	Monthly	12/17/2032	250,508	1,115
Bank of Nova Scotia	AL GCX VIII Holdings, Initial Term Loan, 1M SOFR + 2.00%	66,677	SOFR + 1.50%	Monthly	1/30/2032	66,656	(21)
Citibank, N.A.	AlixPartners, 2025 Refinancing Dollar Term Loan, 1M SOFR + 2.00%	225,410	3M SOFR + 1.50%	Monthly	8/12/2032	224,201	(1,249)
Citibank, N.A.	Allen Media, LLC, Initial Term Loan (2021), 3M SOFR + CSA + 5.50% (b)	1,455,058	3M SOFR + 1.50%	Monthly	2/10/2027	936,969	(529,767)
Bank of Nova Scotia	Allied Universal, Amendment No. 7 Replacement U.S. Dollar Term Loan, 1M SOFR + 3.25%	332,045	SOFR + 1.50%	Monthly	8/20/2032	332,081	36
Bank of Nova Scotia	Allison Transmission, 2026 Term Loan, 1M SOFR + 1.75%	80,380	SOFR + 1.50%	Monthly	1/2/2033	80,380	—
Citibank, N.A.	Amawaterways, Second Amendment Incremental Term Loan, 1M SOFR + 2.50%	179,091	3M SOFR + 1.50%	Monthly	5/1/2031	178,081	(1,074)
Bank of Nova Scotia	American Airlines, Inc., Third Amendment Replacement Term Loan, 3M SOFR + 2.25%	266,029	SOFR + 1.50%	Monthly	6/4/2029	264,872	(1,157)
Bank of Nova Scotia	American Airlines, Inc., 2024 Replacement Term Loan, 6M SOFR + 2.25%	480,101	SOFR + 1.50%	Monthly	2/15/2028	478,876	(1,225)
Bank of Nova Scotia	AMEX GBT, Additional Term B-2 Loan, 3M SOFR + 2.00%	300,884	SOFR + 1.50%	Monthly	7/25/2031	300,673	(211)
Bank of Nova Scotia	AmWins Group/American Wholesale Insurance Holding Company, LLC, 2026 Refinancing Term Loan, 1M SOFR + 2.00%	523,588	SOFR + 1.50%	Monthly	1/30/2032	523,775	187
Bank of Nova Scotia	American Axle & Manufacturing, Inc. New Tranche B Term Loan, SOFR + 3.00% (d)	974,366	SOFR + 1.50%	Monthly	12/13/2029	974,571	205
Citibank, N.A.	AP Core Holdings II, LLC, Term B-1 Loan (First Lien), 3M SOFR + CSA + 5.50%	620,843	3M SOFR + 1.50%	Monthly	9/1/2027	615,245	(12,067)
Citibank, N.A.	Apple Bidco, LLC, Amendment No. 5 Term Loan (First Lien), 1M SOFR + 2.50%	919,958	3M SOFR + 1.50%	Monthly	9/23/2031	922,618	2,513
Citibank, N.A.	Arches Buyer Inc., Refinancing Term Loan, 1M SOFR + CSA + 3.25%	812,706	3M SOFR + 1.50%	Monthly	12/6/2027	820,308	2,074
Citibank, N.A.	ARCLINE FM HLDGS, LLC, 2025-1 New Term Loan (First Lien), 3M SOFR + 2.75% (c)	244,271	3M SOFR + 1.50%	Monthly	6/24/2030	245,062	782
Citibank, N.A.	Arclin US Holdings Inc., Term Loan B 2026 (c)	230,000	3M SOFR + 1.50%	Monthly	2/9/2033	229,844	(156)
Citibank, N.A.	Asurion, LLC, Term Loan B-14, 1M SOFR + 3.75%	933,595	3M SOFR + 1.50%	Monthly	2/23/2033	944,365	10,621
Citibank, N.A.	Astoria Energy, LLC, Term B Advance, SOFR + 2.25% (d)	923,866	3M SOFR + 1.50%	Monthly	6/23/2032	931,082	6,747
Citibank, N.A.	Athletico Physical Therapy, Initial Term B Loan, 3M SOFR + CSA + 4.25%	814,044	3M SOFR + 1.50%	Monthly	2/15/2029	423,691	(392,466)
Citibank, N.A.	Atkore International, Inc., 2025 Refinancing Term Loan, 1M SOFR + 2.00% (b)	72,931	3M SOFR + 1.50%	Monthly	9/29/2032	73,480	529
Citibank, N.A.	Autokiniton US Holdings, Inc., 2024 Replacement Term B Loan, 1M SOFR + CSA + 4.00%	631,591	3M SOFR + 1.50%	Monthly	4/6/2028	624,938	(6,571)
Bank of Nova Scotia	Axalta Coating Systems US Holdings, Term B-7 Dollar Loan, 3M SOFR + 1.75%	397,161	SOFR + 1.50%	Monthly	12/20/2029	397,074	(87)
Citibank, N.A.	Azuria Water Solutions, Inc., 2025 Replacement Term Loan, 1M SOFR + 3.00%	790,099	3M SOFR + 1.50%	Monthly	5/17/2028	788,231	(3,090)
Citibank, N.A.	Balcan Innovations Inc., Initial Term B Loan (First Lien), SOFR + 4.75% (b)(d)	224,187	3M SOFR + 1.50%	Monthly	10/20/2031	153,051	(71,525)
Citibank, N.A.	Balrog Acquisition, Inc., First Lien Term Loan, 1M SOFR + CSA + 4.00%	299,796	3M SOFR + 1.50%	Monthly	9/5/2028	213,925	(86,750)
Citibank, N.A.	Banijay Entertainment S.A.S., Facility B3 (USD), 1M SOFR + 2.75%	317,649	3M SOFR + 1.50%	Monthly	3/1/2028	320,818	2,482
Citibank, N.A.	BCP Renaissance, Initial Term B-6 Loan, 3M SOFR + 2.25%	249,584	3M SOFR + 1.50%	Monthly	10/31/2031	249,375	(223)

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

							Net Unrealized
		Notional		Payment	Termination		Appreciation
Counterparty (f)	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value	(Depreciation)
Citibank, N.A.	BCPE North Star US Holdco 2, Inc. Initial Term Loan (First Lien), 1M SOFR + CSA + 4.00%	$919,700	3M SOFR + 1.50%	Monthly	6/9/2028	$922,819	$517
Citibank, N.A.	Bingo Holdings I, LLC, Term B Loan, 3M SOFR + 4.75%	169,208	3M SOFR + 1.50%	Monthly	6/30/2032	169,506	(31)
Citibank, N.A.	BIP Pipco Holdings, LLC, Initial Term Loan, 3M SOFR + 2.00%	371,204	3M SOFR + 1.50%	Monthly	12/5/2030	372,961	1,757
Citibank, N.A.	Birdsboro Power LLC, Term B Loan, 3M SOFR + 3.25% (b)	99,501	3M SOFR + 1.50%	Monthly	10/8/2032	99,999	486
Citibank, N.A.	Blackhawk Network Holdings, Inc. Term B-3 Loan, 1M SOFR + 3.50%	627,939	3M SOFR + 1.50%	Monthly	3/12/2029	622,713	(5,270)
Bank of Nova Scotia	BMC Software Finance, Inc, 2031 Replacement Dollar Term Loans, 3M SOFR + 3.00%	230,535	SOFR + 1.50%	Monthly	7/30/2031	230,149	(386)
Citibank, N.A.	Boots Group Finco L.P., Closing Date Dollar Term Loan, 3M SOFR + 3.25%	499,373	3M SOFR + 1.50%	Monthly	8/30/2032	501,139	1,804
Citibank, N.A.	Brookfield WEC Holdings Inc., TLB (2024), 1M SOFR + 2.00%	429,312	3M SOFR + 1.50%	Monthly	1/27/2031	438,324	6,721
Citibank, N.A.	Brown Group Holding, LLC, Incremental Term B-2 Facility, SOFR + 2.50% (d)	193,568	3M SOFR + 1.50%	Monthly	7/1/2031	196,072	1,968
Bank of Nova Scotia	Burgess Point Purchaser Corporation, Initial Term Loan (First Lien), 3M SOFR + CSA + 5.25%	182,237	SOFR + 1.50%	Monthly	7/25/2029	182,163	(74)
Bank of Nova Scotia	Burlington Coat Factory, Term B-7 Loan, 1M SOFR + 1.75%	525,498	SOFR + 1.50%	Monthly	9/24/2031	525,497	—
Bank of Nova Scotia	Buzz Merger Sub LTD., Initial Term Loan, 1M SOFR + CSA + 2.75%	483,966	SOFR + 1.50%	Monthly	1/29/2027	483,966	—
Bank of Nova Scotia	Calpine Construction Finance, L.P., 2025 Refinancing Term B Loan, 1M SOFR + 1.75%	250,430	SOFR + 1.50%	Monthly	7/31/2030	250,390	(40)
Citibank, N.A.	Canada Goose Inc., 2025 Refinancing Term Loan, 3M SOFR + 3.50%	348,252	3M SOFR + 1.50%	Monthly	8/23/2032	349,911	1,600
Citibank, N.A.	Canister International Group, Amendment No.5 Term Loan, 1M SOFR + 3.00% (c)	310,812	3M SOFR + 1.50%	Monthly	3/22/2029	308,878	(2,014)
Citibank, N.A.	Carroll County Energy LLCTerm Loan, 3M SOFR + 2.75%	796,468	3M SOFR + 1.50%	Monthly	6/30/2031	808,120	11,495
Citibank, N.A.	CD&R Hydra Buyer, Inc., First Refinancing Term Loan, 1M SOFR + CSA + 4.00%	494,173	3M SOFR + 1.50%	Monthly	3/25/2031	495,757	1,427
Citibank, N.A.	Cetera Financial Group, Term B-4 Loan (First Lien), 1M SOFR + 3.00%	332,084	3M SOFR + 1.50%	Monthly	8/9/2030	328,778	(3,331)
Citibank, N.A.	CHARIOT BUYER LLC, Refinancing Term Loan (First Lien), 1M SOFR + 2.75%	462,050	3M SOFR + 1.50%	Monthly	9/8/2032	458,377	(3,673)
Citibank, N.A.	Charlotte Buyer, Inc.; Curo Health Services, LLC, Second Refinancing Term Loan (First Lien), 1M SOFR + 4.25%	446,484	3M SOFR + 1.50%	Monthly	2/11/2028	471,466	15,133
Citibank, N.A.	Chart Industries, Inc., Amendment No. 7 Term Loan, 3M SOFR + 2.50%	153,916	3M SOFR + 1.50%	Monthly	3/15/2030	157,281	2,536
Bank of Nova Scotia	Charter Communications Operating, LLC, Term B-4 Loan, 3M SOFR + 2.00%	246,312	SOFR + 1.50%	Monthly	12/7/2030	246,272	(39)
Citibank, N.A.	CHG Healthcare Services, Inc., Amendment No. 7 Refinancing Term Loan (First Lien), SOFR + 2.75% (d)	526,859	3M SOFR + 1.50%	Monthly	9/29/2028	530,834	3,461
Citibank, N.A.	Clarios Global LP, Amendment No. 5 Dollar Term Loan (First Lien), 1M SOFR + 2.50%	283,524	3M SOFR + 1.50%	Monthly	5/6/2030	284,329	481
Bank of Nova Scotia	Clydesdale Acq Holdings Inc/Flex Acquisition Company, Inc., 2025 Incremental Closing Date Term B Loan (First Lien), 1M SOFR + 3.25%	109,206	SOFR + 1.50%	Monthly	4/1/2032	109,055	(150)
Bank of Nova Scotia	Clydesdale Acq Holdings Inc/Flex Acquisition Company, Inc., Term B Loan (First Lien), 1M SOFR + 3.18%	331,933	SOFR + 1.50%	Monthly	4/13/2029	331,578	(355)
Bank of Nova Scotia	Cogeco Communications Finance (USA), LP, Amendment No. 5 Incremental Term Loan B, 1M SOFR + CSA + 2.50%	465,043	SOFR + 1.50%	Monthly	9/1/2028	464,800	(243)
Citibank, N.A.	Compass Power Generation, L.L.C., Tranche B-4 Term Loan, 1M SOFR + 3.25%	670,178	3M SOFR + 1.50%	Monthly	4/16/2029	682,862	11,262
Citibank, N.A.	Concentra Health Services, Inc., Tranche B-1 Term Loan, 1M SOFR + 2.00%	31,818	3M SOFR + 1.50%	Monthly	7/28/2031	32,005	181
Citibank, N.A.	Connect U.S. Finco LLC, Amendment No. 4 Term Loan, 1M SOFR + 4.50%	957,698	3M SOFR + 1.50%	Monthly	9/13/2029	959,372	1,674
Bank of Nova Scotia	Corel, Initial Term Loan (First Lien), 3M SOFR + CSA + 5.00% (b)	443,877	SOFR + 1.50%	Monthly	7/2/2026	443,877	—
Citibank, N.A.	CoreLogic, Inc., Initial Term Loan (First Lien), 1M SOFR + CSA + 3.50%	95,431	3M SOFR + 1.50%	Monthly	6/2/2028	91,724	(3,843)
Citibank, N.A.	Cornerstone OnDemand, Inc., Initial Term Loan (First Lien), 1M SOFR + CSA + 3.75%	666,899	3M SOFR + 1.50%	Monthly	10/16/2028	491,318	(176,964)
Bank of Nova Scotia	Covanta Holding Corporation, Twelfth Amendment Term B Loan, 1M SOFR + 2.25%	429,916	SOFR + 1.50%	Monthly	1/15/2031	429,839	(77)
Bank of Nova Scotia	Covanta Holding Corporation, Twelfth Amendment Term C Loan, 1M SOFR + 2.25%	69,861	SOFR + 1.50%	Monthly	1/15/2031	69,849	(13)
Citibank, N.A.	Covetrus, Inc., Initial Term Loan (First Lien), 3M SOFR + 5.00%	64,646	3M SOFR + 1.50%	Monthly	10/15/2029	64,271	(2,025)
Citibank, N.A.	Covia Holdings Corporation, 2025 Refinancing Initial Term Loan, 3M SOFR + 2.75%	108,644	3M SOFR + 1.50%	Monthly	2/26/2032	109,741	1,056

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

							Net Unrealized
		Notional		Payment	Termination		Appreciation
Counterparty (f)	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value	(Depreciation)
Citibank, N.A.	CPV Fairview, LLC, 2025 Upsize Term B Loan, 3M SOFR + 2.50%	$649,792	3M SOFR + 1.50%	Monthly	8/14/2031	$651,669	$1,708
Citibank, N.A.	CPV Shore Holdings, Term B Advance, 3M SOFR + 3.75%	280,655	3M SOFR + 1.50%	Monthly	1/23/2032	285,431	4,329
Bank of Nova Scotia	Culligan, 2026 Refinancing Term B Loan, 1M SOFR + 2.75%	767,152	SOFR + 1.50%	Monthly	7/31/2028	767,513	361
Citibank, N.A.	Deep Blue Operating, Initial Term Loan, 1M SOFR + 2.75%	249,375	3M SOFR + 1.50%	Monthly	10/1/2032	251,250	1,841
Citibank, N.A.	Dermatology Intermediate Holdings III, Inc., Closing Date Term Loan, 3M SOFR + 4.25%	334,085	3M SOFR + 1.50%	Monthly	3/26/2029	321,757	(15,163)
Citibank, N.A.	Dexko Global Inc., Closing Date Dollar Term Loan (First Lien), 3M SOFR + CSA + 3.75%	480,735	3M SOFR + 1.50%	Monthly	10/4/2028	473,872	(7,873)
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 2025 Refinancing Term Loan (First Lien), 1M SOFR + 3.25%	723,226	3M SOFR + 1.50%	Monthly	7/9/2032	724,020	716
Citibank, N.A.	DYNASTY ACQUISITION CO., INC, Initial Term B-1 Loan, 1M SOFR + 2.00%	107,174	3M SOFR + 1.50%	Monthly	10/31/2031	107,489	289
Citibank, N.A.	DYNASTY ACQUISITION CO., INC, Initial Term B-2 Loan, 1M SOFR + 2.00%	40,766	3M SOFR + 1.50%	Monthly	10/31/2031	40,885	110
Citibank, N.A.	East West Manufacturing, Initial Term Loan, 3M SOFR + 5.50% (b)	622,286	3M SOFR + 1.50%	Monthly	12/22/2028	625,429	(101)
Citibank, N.A.	EFS - Cogen Holdings I LLC, Term B Advance (2025), 3M SOFR + 3.00%	415,633	3M SOFR + 1.50%	Monthly	10/3/2031	416,442	847
Citibank, N.A.	Electronic Arts, Term Loan B 2026 (c)	123,125	3M SOFR + 1.50%	Monthly	3/23/2033	124,375	1,250
Citibank, N.A.	Element Materials Technology Group US Holdings Inc.(EM Midco 2 US LLC), Initial USD Term B Loan (First Lien), 3M SOFR + 3.50%	215,353	3M SOFR + 1.50%	Monthly	6/22/2029	216,885	1,274
Bank of Nova Scotia	Energizer Holdings, Inc., Initial Term Loan, 1M SOFR + 2.00%	300,724	SOFR + 1.50%	Monthly	3/19/2032	300,724	—
Citibank, N.A.	EnergySolutions, LLC, 2023 TLB, 1M SOFR + 3.25%	761,992	3M SOFR + 1.50%	Monthly	9/23/2030	773,723	9,475
Bank of Nova Scotia	Ensemble Health Partners, Closing Date Term Loan, 3M SOFR + 3.00%	309,864	SOFR + 1.50%	Monthly	2/9/2033	309,505	(359)
Citibank, N.A.	EUC, Initial Term Loan, 3M SOFR + 4.25%	464,790	3M SOFR + 1.50%	Monthly	7/1/2031	427,744	(38,902)
Bank of Nova Scotia	Flutter Entertainment plc, 2024 Refinancing Term B Loan, 3M SOFR + 1.75%	79,898	SOFR + 1.50%	Monthly	11/30/2030	79,898	—
Citibank, N.A.	Flutter Entertainment plc, Third Incremental Term B Loan, 3M SOFR + 2.00%	27,380	3M SOFR + 1.50%	Monthly	6/4/2032	27,277	(116)
Bank of Nova Scotia	Franklin Square Holdings, Term B Loan, 1M SOFR + 2.25% (b)	207,553	SOFR + 1.50%	Monthly	4/25/2031	207,553	—
Bank of Nova Scotia	Froneri US, Inc., Facility B4 (First Lien), 6M SOFR + 2.25%	122,524	SOFR + 1.50%	Monthly	9/30/2031	122,349	(175)
Citibank, N.A.	Galileo Parent, Inc., Initial Term Loan, 6M SOFR + 4.50%	328,333	3M SOFR + 1.50%	Monthly	3/3/2033	327,397	(967)
Citibank, N.A.	Garda World Security, Fifteenth Additional Term Loan, 3M SOFR + 2.75%	1,059,436	3M SOFR + 1.50%	Monthly	2/1/2029	1,058,133	(1,507)
Bank of Nova Scotia	Gates Global LLC, Initial B-5 Dollar Term Loan, 1M SOFR + 1.75%	257,395	SOFR + 1.50%	Monthly	6/4/2031	257,298	(96)
Bank of Nova Scotia	Genesee & Wyoming, New Term Loan B, 3M SOFR + 1.75%	490,998	SOFR + 1.50%	Monthly	4/5/2031	490,705	(293)
Citibank, N.A.	Geosyntec Consultants, Inc., 2025 Incremental Term Loan, 1M SOFR + 3.00%	369,628	3M SOFR + 1.50%	Monthly	7/31/2031	371,029	1,286
Citibank, N.A.	GIP Pilot Acquisition Partners L.P., Amendment No. 2 Refinancing Term Loan, 3M SOFR + 2.00%	231,477	3M SOFR + 1.50%	Monthly	10/4/2030	233,127	1,465
Citibank, N.A.	GLATFELTER CORPORATION, Term Loan, 3M SOFR + 4.25%	222,616	3M SOFR + 1.50%	Monthly	11/4/2031	216,432	(6,535)
Citibank, N.A.	Global Medical Response, Initial Term Loan, 3M SOFR + 3.50%	76,539	3M SOFR + 1.50%	Monthly	10/1/2032	76,587	37
Citibank, N.A.	Gloves Buyer, Inc., Initial Term Loan, 1M SOFR + 4.00%	228,509	3M SOFR + 1.50%	Monthly	5/21/2032	229,284	662
Citibank, N.A.	GOAT Holdco, LLC, 2026 Term B Loan, 1M SOFR + 2.50%	234,701	3M SOFR + 1.50%	Monthly	1/27/2032	234,834	112
Citibank, N.A.	Golden State Foods LLC, Term Loan B 2026, 3M SOFR + 3.50%	339,366	3M SOFR + 1.50%	Monthly	12/4/2031	340,751	1,374
Bank of Nova Scotia	GoTo Group, Exchange First Out Term Loan, 3M SOFR + CSA + 4.75%	178,259	SOFR + 1.50%	Monthly	4/28/2028	177,788	(471)
Citibank, N.A.	GoTo Group, Second Out Term Loan, 3M SOFR + CSA + 4.75%	297,709	3M SOFR + 1.50%	Monthly	4/30/2028	91,027	(206,681)
Bank of Nova Scotia	Great Outdoors Group, LLC, Term B-3 Loan, 1M SOFR + 3.25%	1,245,986	SOFR + 1.50%	Monthly	1/23/2032	1,245,363	(623)
Citibank, N.A.	Green Infrastructure Partners, Initial Term Loan, 3M SOFR + 2.75% (b)	498,750	3M SOFR + 1.50%	Monthly	9/24/2032	500,000	1,179
Citibank, N.A.	Hamilton Projects Acquiror, LLC, 2025-2 Repricing Term Loan, 1M SOFR + 2.50%	771,417	3M SOFR + 1.50%	Monthly	5/30/2031	775,035	3,558
Bank of Nova Scotia	Harbor Freight Tools USA, Inc., Replacement Term Loan, 1M SOFR + 2.25%	488,911	SOFR + 1.50%	Monthly	6/11/2031	488,736	(175)
Bank of Nova Scotia	Herc Holdings Inc., Amendment No.1 Term Loan, 1M SOFR + 1.75%	80,082	SOFR + 1.50%	Monthly	6/2/2032	80,049	(33)

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

							Net Unrealized
		Notional		Payment	Termination		Appreciation
Counterparty (f)	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value	(Depreciation)
Bank of Nova Scotia	Heritage Grocers Group, LLC, Term B Loan (First Lien), 3M SOFR + CSA + 6.75%	$686,311	SOFR + 1.50%	Monthly	8/1/2029	$683,051	$(3,260)
Citibank, N.A.	Hill Top Energy, Term B Advance, 3M SOFR + 3.25%	150,616	3M SOFR + 1.50%	Monthly	6/28/2032	151,466	810
Bank of Nova Scotia	Hologic, Term Loan B 2026 (c)	412,552	SOFR + 1.50%	Monthly	4/7/2033	412,215	(338)
Citibank, N.A.	HS Purchaser, LLC, and Help/Systems Holdings, Inc., Initial Term Loan (First Lien), 3M SOFR + CSA + 6.00% (b)	235,410	3M SOFR + 1.50%	Monthly	5/21/2029	203,532	(31,878)
Citibank, N.A.	Hunter Douglas, Amendment No. 3 Tranche B-1 Term Loan, 3M SOFR + 3.00%	437,317	3M SOFR + 1.50%	Monthly	1/16/2032	437,407	(96)
Bank of Nova Scotia	Hyperion Materials & Technologies, Initial Term Loan (First Lien), 3M SOFR + CSA + 4.50%	622,436	SOFR + 1.50%	Monthly	8/30/2028	622,436	—
Bank of Nova Scotia	Idera, Incremental Term Loan (First Lien), 3M SOFR + 3.50%	392,115	SOFR + 1.50%	Monthly	3/2/2028	391,624	(491)
Citibank, N.A.	ImageFirst Holdings, LLC, Initial Term Loan, 3M SOFR + 3.00% (b)	248,128	3M SOFR + 1.50%	Monthly	3/12/2032	248,439	219
Citibank, N.A.	Indeck Niles, Term Loan B 2026, 3M SOFR + 2.75% (b)	221,111	3M SOFR + 1.50%	Monthly	3/9/2033	222,778	1,660
Citibank, N.A.	Indicor, LLC, Tranche E Dollar Term Loan (First Lien), 1M SOFR + 2.50%	94,109	3M SOFR + 1.50%	Monthly	11/22/2029	97,637	3,467
Citibank, N.A.	Ingenovis Health, Inc., Initial Term Loan (First Lien), 3M SOFR + CSA + 4.25% (b)	612,189	3M SOFR + 1.50%	Monthly	3/6/2028	175,382	(436,328)
Citibank, N.A.	Invenergy Thermal Operating I LLC, Term Loan B 2025, 3M SOFR + CSA + 2.75%	287,630	3M SOFR + 1.50%	Monthly	5/17/2032	290,784	2,930
Citibank, N.A.	Invenergy Thermal Operating I LLC, Term Loan C 2025, 3M SOFR + CSA + 2.75%	18,899	3M SOFR + 1.50%	Monthly	5/17/2032	19,123	206
Bank of Nova Scotia	Iridium Communications, Term B-4 Loan, 1M SOFR + 2.25%	553,650	SOFR + 1.50%	Monthly	9/20/2030	553,710	59
Citibank, N.A.	IXS HOLDINGS, INC., 2025 Refinancing Term Loan, 3M SOFR + 5.50%	224,458	3M SOFR + 1.50%	Monthly	9/5/2029	229,063	3,937
Citibank, N.A.	Janus Henderson Group, Term Loan B 2026 (c)	29,265	3M SOFR + 1.50%	Monthly	3/25/2033	29,412	147
Bank of Nova Scotia	Janus International Group, LLC, Amendment No. 8 Initial Term Loan (First Lien), 3M SOFR + 2.00%	209,774	SOFR + 1.50%	Monthly	8/3/2030	209,774	—
Citibank, N.A.	Kidde Global, 2026 Refinancing Term Loan, 1M SOFR + 3.00%	220,946	3M SOFR + 1.50%	Monthly	12/2/2031	222,454	1,486
Citibank, N.A.	Kodiak BP, LLC, Initial Term Loan, 1M SOFR + 3.75%	292,650	3M SOFR + 1.50%	Monthly	12/4/2031	293,372	675
Citibank, N.A.	Lackawanna Energy Center LLC, Replacement Term B Advance, 1M SOFR + 2.75%	183,617	3M SOFR + 1.50%	Monthly	7/23/2032	184,614	955
Citibank, N.A.	LAVENDER DUTCH BORROWERCO B.V., Facility B (USD), 3M SOFR + 3.25%	199,500	3M SOFR + 1.50%	Monthly	12/30/2032	197,500	(2,013)
Bank of Nova Scotia	LBM Borrower, LLC, Amendment No. 4 Refinancing Term Loan (First Lien), 1M SOFR + 5.00%	98,110	SOFR + 1.50%	Monthly	6/6/2031	97,822	(288)
Citibank, N.A.	LendingTree, LLC, Initial Term B, 1M SOFR + 4.25%	459,690	3M SOFR + 1.50%	Monthly	8/15/2030	457,368	(2,855)
Citibank, N.A.	LifePoint Health, 2024-1 Refinancing Term Loan (First Lien), 3M SOFR + 3.75%	233,345	3M SOFR + 1.50%	Monthly	5/19/2031	245,996	12,651
Citibank, N.A.	LifePoint Health, 2024-2 Refinancing Term Loan (First Lien), 3M SOFR + 3.50%	246,258	3M SOFR + 1.50%	Monthly	5/19/2031	246,390	132
Citibank, N.A.	LSF11 Trinity Bidco, Inc., Initial Term Loans, 1M SOFR + 2.50%	70,883	3M SOFR + 1.50%	Monthly	6/14/2030	70,883	—
Citibank, N.A.	LS Group OPCO Acquisition LLC, Term B-1 Loan, 3M SOFR + 2.50%	447,412	3M SOFR + 1.50%	Monthly	4/23/2031	446,853	(559)
Citibank, N.A.	M2S Group, Initial Term Loan, 3M SOFR + 4.75%	423,845	3M SOFR + 1.50%	Monthly	8/25/2031	446,254	17,125
Citibank, N.A.	Madison IAQ LLC, Initial Term Loan, 6M SOFR + 2.50%	623,841	3M SOFR + 1.50%	Monthly	6/21/2028	629,360	2,455
Citibank, N.A.	Magenta Buyer LLC, First Out Term Loan (First Lien), 3M SOFR + CSA + 6.75%	70,827	3M SOFR + 1.50%	Monthly	7/27/2028	51,031	(19,876)
Citibank, N.A.	Magenta Buyer LLC, Second Out Term Loan (First Lien), 3M SOFR + CSA + 7.00%	92,567	3M SOFR + 1.50%	Monthly	7/27/2028	38,999	(53,669)
Bank of Nova Scotia	McAfee, LLC, Second Amendment Tranche B-1 Term Loan, 1M SOFR + 3.00%	804,384	SOFR + 1.50%	Monthly	3/1/2029	800,663	(3,721)
Citibank, N.A.	McGraw Hill Global Education Holdings, LLC, 2025 Tranche B-2 Term Loan, 1M SOFR + 2.75%	213,022	3M SOFR + 1.50%	Monthly	8/6/2031	214,248	1,133
Bank of Nova Scotia	Medline Borrower, LP, 2030 Refinancing Term Loan, 1M SOFR + 1.75%	767,414	SOFR + 1.50%	Monthly	10/23/2030	767,352	(61)
Bank of Nova Scotia	Mega Broadband Investments LLC, Initial Term Loan, 3M SOFR + CSA + 3.00%	527,169	SOFR + 1.50%	Monthly	11/12/2027	527,169	—
Bank of Nova Scotia	MH Sub I LLC, 2023 May Incremental Term Loan (First Lien), 1M SOFR + 4.25%	350,376	SOFR + 1.50%	Monthly	5/3/2028	350,151	(225)
Citibank, N.A.	MH Sub I LLC, 2024 December New Term Loan (First Lien), 1M SOFR + 4.25%	268,399	3M SOFR + 1.50%	Monthly	12/31/2031	184,460	(84,705)
Citibank, N.A.	Michaels Stores, Inc., Term Loan B 2026, 3M SOFR + 5.00%	130,667	3M SOFR + 1.50%	Monthly	3/15/2033	129,675	(1,009)
Citibank, N.A.	Midcontinent Communications, Term Loan (2024), 1M SOFR + 2.50%	195,030	3M SOFR + 1.50%	Monthly	8/18/2031	196,097	707

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

							Net Unrealized
		Notional		Payment	Termination		Appreciation
Counterparty (f)	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value	(Depreciation)
Citibank, N.A.	Naked Juice LLC, Initial Second Out Term Loan, 3M SOFR + CSA + 3.25%	$336,469	3M SOFR + 1.50%	Monthly	1/24/2029	$180,841	$(155,733)
Citibank, N.A.	Neptune BidCo US Inc., 2026 Dollar Term B Loan (First Lien), 3M SOFR + CSA + 5.00%	475,870	3M SOFR + 1.50%	Monthly	2/3/2033	457,217	(18,678)
Citibank, N.A.	Newly Weds Foods, Initial Term Loan, 1M SOFR + 2.25%	47,026	3M SOFR + 1.50%	Monthly	3/15/2032	47,291	237
Citibank, N.A.	Nexstar Broadcasting, Inc., New TLB7 2026 (c)	165,000	3M SOFR + 1.50%	Monthly	3/18/2033	165,000	—
Bank of Nova Scotia	Nexstar Broadcasting, Inc., Term B-5 Loan, 1M SOFR + 2.50%	173,653	SOFR + 1.50%	Monthly	6/28/2032	173,624	(29)
Citibank, N.A.	Nielsen Consumer Inc., Thirteenth Amendment Dollar Refinancing Term Loan, 1M SOFR + 2.25%	988,217	3M SOFR + 1.50%	Monthly	10/31/2030	978,893	(9,503)
Citibank, N.A.	NorthStar Group Services, Inc., Term B Loan (2024), 3M SOFR + 4.75%	182,887	3M SOFR + 1.50%	Monthly	5/31/2030	185,415	2,250
Bank of Nova Scotia	Nuvei Technologies, First Amendment Tranche B-1 Term Loan, 1M SOFR + 2.50%	222,107	SOFR + 1.50%	Monthly	11/17/2031	222,047	(60)
Citibank, N.A.	nVent Thermal Management, Initial Term Loan, 1M SOFR + 3.00%	28,286	3M SOFR + 1.50%	Monthly	1/30/2032	28,446	142
Citibank, N.A.	Ohio Power Partners, LLC, Term Facility, 1M SOFR + 2.75% (b)	101,662	3M SOFR + 1.50%	Monthly	11/12/2032	102,811	1,123
Citibank, N.A.	Olaplex, Inc., Initial Term Loan, 3M SOFR + CSA + 3.50%	285,418	3M SOFR + 1.50%	Monthly	2/16/2029	290,941	3,604
Citibank, N.A.	Oldcastle BuildingEnvelope, Term B Loan, 3M SOFR + 4.25%	349,182	3M SOFR + 1.50%	Monthly	4/30/2029	234,086	(120,263)
Citibank, N.A.	Omnia Partners, LLC, Term Loan B, 3M SOFR + 2.75%	164,715	3M SOFR + 1.50%	Monthly	12/31/2032	165,239	480
Bank of Nova Scotia	Open Text Corporation, 2023 Replacement Term Loan, 1M SOFR + 1.75%	274,315	SOFR + 1.50%	Monthly	1/31/2030	274,315	—
Citibank, N.A.	Outcomes Group Holdings, INC, 2025 Replacement Term Loan, 3M SOFR + 3.00%	244,586	3M SOFR + 1.50%	Monthly	5/6/2031	245,995	1,311
Citibank, N.A.	Outfront Media, Term Loan, 1M SOFR + 2.00%	249,688	3M SOFR + 1.50%	Monthly	9/24/2032	250,860	1,155
Bank of Nova Scotia	Patterson Companies, Initial Term Loan, 3M SOFR + 4.50%	333,823	SOFR + 1.50%	Monthly	4/16/2032	330,340	(3,483)
Citibank, N.A.	Performance Health Holdings, Initial Term Loan, 6M SOFR + 3.75% (b)	453,496	3M SOFR + 1.50%	Monthly	3/19/2032	450,633	(3,370)
Citibank, N.A.	Petco Animal Supplies, 2026 Term Loan (First Lien), 1M SOFR + 4.25%	371,250	3M SOFR + 1.50%	Monthly	1/31/2031	367,373	(3,944)
Citibank, N.A.	PetSmart, Inc., Initial Term Loan, 1M SOFR + 4.00%	1,248,760	3M SOFR + 1.50%	Monthly	8/18/2032	1,244,952	(3,948)
Citibank, N.A.	PHOENIX GUARANTOR INC, Tranche B-5 Term Loan (First Lien), 1M SOFR + 2.50%	728,344	3M SOFR + 1.50%	Monthly	2/21/2031	736,207	6,721
Citibank, N.A.	Ping Identity Holding Corp., Initial Term Loan, 1M SOFR + 2.75%	47,500	3M SOFR + 1.50%	Monthly	11/15/2032	47,083	(423)
Bank of Nova Scotia	Pitney Bowes INC., Tranche B Term Loan, 3M SOFR + 3.75%	246,217	SOFR + 1.50%	Monthly	3/19/2032	246,217	—
Citibank, N.A.	Plastipak Holdings, Inc., Term Loan B 2025, 1M SOFR + 2.50%	172,679	3M SOFR + 1.50%	Monthly	9/24/2032	171,956	(782)
Citibank, N.A.	Potomac Energy, Amendment No. 3 Term Loan, 3M SOFR + 2.75% (b)	950,511	3M SOFR + 1.50%	Monthly	8/5/2032	956,269	5,724
Citibank, N.A.	Priority Technology Holdings, Inc., 2025-1 Refinancing Term Loan, 1M SOFR + 3.75%	182,045	3M SOFR + 1.50%	Monthly	7/30/2032	178,453	(3,624)
Bank of Nova Scotia	Quikrete Holdings, Inc, Tranche B-1 Term Loan (First Lien), 1M SOFR + 2.25%	245,080	SOFR + 1.50%	Monthly	4/14/2031	244,954	(126)
Citibank, N.A.	Radnet Management, Inc., 2024 Refinancing Term Loan (First Lien), 3M SOFR + 2.25%	243,783	3M SOFR + 1.50%	Monthly	4/18/2031	246,324	2,541
Citibank, N.A.	RC Buyer, Inc., Initial Term Loan (First Lien), 1M SOFR + CSA + 3.50%	316,652	3M SOFR + 1.50%	Monthly	7/26/2028	315,461	(1,667)
Citibank, N.A.	RED PLANET BORROWER LLC, Fourth Amendment Incremental Term Loan, 1M SOFR + 4.00%	49,211	3M SOFR + 1.50%	Monthly	9/8/2032	48,727	(439)
Citibank, N.A.	Redstone Holdco 2 LP, Initial Second Out Term Loan, 3M SOFR + 5.50% (b)	469,354	3M SOFR + 1.50%	Monthly	12/31/2030	181,875	(287,479)
Citibank, N.A.	Redstone Holdco 2 LP, Initial Tranche A-2 First Out Term Loan, 3M SOFR + 5.25% (b)	122,032	3M SOFR + 1.50%	Monthly	12/31/2030	96,608	(25,424)
Citibank, N.A.	Ring Container Technologies, 2025 Refinancing Term Loan, 1M SOFR + 2.50%	376,436	3M SOFR + 1.50%	Monthly	9/15/2032	374,856	(1,664)
Citibank, N.A.	Ryan Specialty Group, 2024 Term Loan, 1M SOFR + 2.00%	190,253	3M SOFR + 1.50%	Monthly	9/15/2031	190,094	(132)
Citibank, N.A.	Sanmina Corporation, Incremental Term B-1 Loan, 1M SOFR + 2.00% (b)	49,875	3M SOFR + 1.50%	Monthly	10/27/2032	50,125	244
Citibank, N.A.	Scientific Games Lottery, 2024 Refinancing Dollar Term Loan, 3M SOFR + 3.00%	684,690	3M SOFR + 1.50%	Monthly	4/4/2029	677,884	(7,602)
Bank of Nova Scotia	Sedgwick Claims Management, 2024 Term Loan, 1M SOFR + 2.50%	274,709	SOFR + 1.50%	Monthly	7/31/2031	274,808	99
Bank of Nova Scotia	Select Medical Corporation, Tranche B-2 Loan, 1M SOFR + 2.00%	58,125	SOFR + 1.50%	Monthly	12/3/2031	58,088	(37)
Bank of Nova Scotia	Sinclair Television Group, Inc, Term B-7 Loan, 1M SOFR + CSA + 4.10%	524,678	SOFR + 1.50%	Monthly	12/31/2030	521,779	(2,899)

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

							Net Unrealized
		Notional		Payment	Termination		Appreciation
Counterparty (f)	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value	(Depreciation)
Citibank, N.A.	Sitel, Initial Dollar Term Loan, 3M SOFR + CSA + 3.75%	$651,583	3M SOFR + 1.50%	Monthly	8/28/2028	$252,588	$(400,931)
Citibank, N.A.	Skechers U.S.A., Inc., Tranche B-1 Term Loan, 3M SOFR + 3.25%	41,459	3M SOFR + 1.50%	Monthly	9/13/2032	41,718	253
Bank of Nova Scotia	Solstice Advanced Materials, Term B Loan, 3M SOFR + 1.75%	251,615	SOFR + 1.50%	Monthly	10/29/2032	251,615	—
Citibank, N.A.	South Field Energy LLC, Term Loan B, 3M SOFR + 3.00%	845,163	3M SOFR + 1.50%	Monthly	8/29/2031	850,642	5,393
Citibank, N.A.	South Field Energy LLC, Term Loan C, 3M SOFR + 3.00%	52,853	3M SOFR + 1.50%	Monthly	8/29/2031	53,195	337
Citibank, N.A.	Specialty Building Products Holdings, LLC, Initial Term Loan, 1M SOFR + CSA + 3.75%	479,811	3M SOFR + 1.50%	Monthly	10/16/2028	412,405	(68,235)
Citibank, N.A.	Spring Education Group, Inc., Initial Term Loan, 3M SOFR + 3.25%	133,909	3M SOFR + 1.50%	Monthly	9/30/2030	134,732	350
Citibank, N.A.	SRAM, LLC, Initial Term Loan, SOFR + 2.25% (d)	239,568	3M SOFR + 1.50%	Monthly	2/27/2032	238,901	(693)
Citibank, N.A.	Staples, Inc., Closing Date Term Loan, 3M SOFR + 5.75%	405,257	3M SOFR + 1.50%	Monthly	8/23/2029	384,743	(25,034)
Citibank, N.A.	Star Parent, Inc., Term Loan B, 3M SOFR + 4.00%	470,092	3M SOFR + 1.50%	Monthly	9/27/2030	468,037	(2,988)
Bank of Nova Scotia	Stonepeak Bayou, Initial Term Loan, 3M SOFR + 2.75% (b)	295,852	SOFR + 1.50%	Monthly	10/1/2032	296,485	633
Bank of Nova Scotia	Stonepeak Nile Parent LLC, Amendment No 1 Incremental Term Loan, 3M SOFR + 2.25%	235,815	SOFR + 1.50%	Monthly	4/9/2032	235,688	(127)
Citibank, N.A.	SupplyOne, Term B Loan, 1M SOFR + 3.50%	21,093	3M SOFR + 1.50%	Monthly	4/21/2031	21,393	254
Citibank, N.A.	Taylor Made Golf Company, Initial Term Loan, 1M SOFR + CSA + 3.25%	546,082	3M SOFR + 1.50%	Monthly	2/7/2029	554,700	6,042
Citibank, N.A.	Tenneco Inc., Term B Loan (First Lien), 3M SOFR + CSA + 5.00%	425,000	3M SOFR + 1.50%	Monthly	11/17/2028	488,750	27,969
Bank of Nova Scotia	TK Elevator Midco GmbH, Facility B (USD), 6M SOFR + 2.75%	79,473	SOFR + 1.50%	Monthly	4/30/2030	79,462	(11)
Citibank, N.A.	TK Elevator Midco GmbH, Term Loan B 2026 (c)	470,588	3M SOFR + 1.50%	Monthly	4/30/2030	471,864	1,275
Citibank, N.A.	TKO Worldwide Holdings, LLC, Additional Term B-5 Loan (First Lien), 3M SOFR + 2.00%	535,788	3M SOFR + 1.50%	Monthly	11/21/2031	537,401	1,583
Citibank, N.A.	Transdigm Inc., New Tranche J Term Loan, 1M SOFR + 2.50%	88,872	3M SOFR + 1.50%	Monthly	2/28/2031	89,207	264
Citibank, N.A.	Transdigm Inc., New Tranche K Term Loan, 1M SOFR + 2.25%	705,733	3M SOFR + 1.50%	Monthly	3/22/2030	714,358	7,860
Citibank, N.A.	Transdigm Inc., Tranche M Term Loan, 1M SOFR + 2.50%	55,140	3M SOFR + 1.50%	Monthly	8/19/2032	55,339	190
Citibank, N.A.	Triton Water Holdings, Inc., 2026 TLB (c)	127,564	3M SOFR + 1.50%	Monthly	3/19/2031	128,565	1,001
Bank of Nova Scotia	Tronox Finance LLC, 2024 B2 Term Loan (FIrst Lien), 3M SOFR + 2.25%	201,517	SOFR + 1.50%	Monthly	4/4/2029	201,363	(154)
Citibank, N.A.	TruGreen Limited Partnership, Second Refinancing Term Loan (First Lien), 3M SOFR + CSA + 4.00%	350,756	3M SOFR + 1.50%	Monthly	11/2/2027	349,841	(10,129)
Citibank, N.A.	TTM Technologies, Inc., New Term Loan, 1M SOFR + 2.25% (b)	245,547	3M SOFR + 1.50%	Monthly	5/30/2030	248,405	2,691
Citibank, N.A.	U.S. Anesthesia Partners, Initial Term Loan (First Lien), 1M SOFR + CSA + 4.00%	325,884	3M SOFR + 1.50%	Monthly	10/2/2028	328,078	1,252
Bank of Nova Scotia	United Air Lines, Inc. and Continental Airlines, Inc., 2026 TLB, 1M SOFR + 1.75%	411,957	SOFR + 1.50%	Monthly	2/22/2031	411,829	(128)
Citibank, N.A.	United Natural Foods, 2024 Term Loan, 1M SOFR + 4.75%	112,534	3M SOFR + 1.50%	Monthly	5/1/2031	115,635	2,624
Citibank, N.A.	Vertex Aerospace Services Corp, 2024 Term Loan (First Lien), 1M SOFR + 2.25%	45,908	3M SOFR + 1.50%	Monthly	12/6/2030	46,063	145
Citibank, N.A.	Speed Midco 3 S.a r.l., Facility B (USD), 6M SOFR + 2.50%	440,463	3M SOFR + 1.50%	Monthly	10/7/2032	434,847	(5,638)
Bank of Nova Scotia	Victory Capital Holdings, Inc., Tranche B-3 Term Loan, 3M SOFR + 2.00%	154,823	SOFR + 1.50%	Monthly	9/23/2032	154,785	(39)
Citibank, N.A.	Victra Finance Corp., Fifth Amendment Incremental Term Loan, 3M SOFR + 3.75%	658,925	3M SOFR + 1.50%	Monthly	3/30/2029	669,103	7,830
Bank of Nova Scotia	Virtusa Corporation, Term B-2 Loan, 1M SOFR + 3.25%	700,347	SOFR + 1.50%	Monthly	2/15/2029	701,315	968
Citibank, N.A.	Vistage Worldwide, Initial Term Loan, 3M SOFR + 3.75% (b)	486,165	3M SOFR + 1.50%	Monthly	7/13/2029	485,862	(1,115)
Citibank, N.A.	Vivid Seats, 2025 Refinancing Term Loan (First Lien), 3M SOFR + 2.25% (b)	75,964	3M SOFR + 1.50%	Monthly	2/5/2029	30,576	(45,389)
Bank of Nova Scotia	Vizient, Inc., Term B-8 Loan, 1M SOFR + 1.75%	53,681	SOFR + 1.50%	Monthly	8/1/2031	53,715	34
Citibank, N.A.	Voyager Parent LLC, 2026 Refinancing Term B Loan, 3M SOFR + 4.25%	241,894	3M SOFR + 1.50%	Monthly	7/1/2032	247,998	5,956
Citibank, N.A.	Wash Multifamily Laundry Systems, Initial Term Loan, 1M SOFR + 3.25%	49,875	3M SOFR + 1.50%	Monthly	9/10/2032	50,219	336
Citibank, N.A.	Watlow Electric Manufacturing Company, Initial Term Loan, 3M SOFR + 3.00%	925,759	3M SOFR + 1.50%	Monthly	3/2/2028	927,401	1,898
Citibank, N.A.	WELLFUL INC., Tranche B Term Loan (First Lien), 1M SOFR + CSA + 7.00% (b)	373,817	3M SOFR + 1.50%	Monthly	10/21/2030	333,632	(40,185)
Citibank, N.A.	White Cap Supply Holdings, LLC, Tranche C Term Loan, 1M SOFR + 3.25%	288,632	3M SOFR + 1.50%	Monthly	10/19/2029	279,884	(9,038)

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
March 31, 2026 (Unaudited) (Continued)

TOTAL RETURN SWAP CONTRACTS (a)

								Net Unrealized
		Notional		Payment	Termination			Appreciation
Counterparty (f)	Reference Entity/Obligation	Amount	Fund Pays	Frequency	Date	Fair Value		(Depreciation)
Citibank, N.A.	White Cap Supply Holdings, LLC, Tranche D Term Loan, 1M SOFR + 3.50%	$248,750	3M SOFR + 1.50%	Monthly	2/10/2033	$238,594		$(10,162)
Citibank, N.A.	WhiteWater DBR, Term B-1 Loan, 3M SOFR + 2.25%	700,402	3M SOFR + 1.50%	Monthly	3/3/2031	706,408		5,476
Citibank, N.A.	WhiteWater Matterhorn, 2026 Incremental Term Loan, 3M SOFR + 1.75%	283,276	3M SOFR + 1.50%	Monthly	6/16/2032	283,196		(98)
Citibank, N.A.	Wood MacKenzie, Term Loan, SOFR + 3.00% (d)	500,265	3M SOFR + 1.50%	Monthly	2/7/2031	501,048		783
Citibank, N.A.	Xperi, Initial Term B Loan, 1M SOFR + 2.50% (b)	490,043	3M SOFR + 1.50%	Monthly	6/8/2028	492,148		1,442
Citibank, N.A.	ZelisRedCard, Term B-2 Loan, 1M SOFR + 2.75%	975,100	3M SOFR + 1.50%	Monthly	9/28/2029	951,379		(25,606)
		$86,785,446				$83,681,825	(e)	$(3,260,678)

(a)	The Fund’s interest in the total return swap transactions are held through a wholly-owned subsidiary of the Fund, RACR-FS, LLC, a Delaware limited liability company.

(b)	Security is classified as Level 3 in the Fund’s fair value hierarchy.

(c)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to settlement date, including spread.

(d)	Security has more than one contract with varying floating benchmark rates indexed to SOFR.

(e)	From time to time, the Fund may receive or pay upfront fees that generally represent premiums paid or received in relation to the total return swap contract reference entities listed in the table above. The Fund has determined that such fees were not material to the total return swap contracts during the six months ended March 31, 2026.

(f)	As of March 31, 2026, approximately 27% of the fair value of the reference assets in the total return swap were held by The Bank of Nova Scotia and were unsettled at period end. Refer to Note 3 for additional information.

Abbreviations:

CSA - Security has a credit spread adjustment to account for the difference between LIBOR and SOFR.

PIK - Payment-in-kind security for which interest is paid in cash or additional principal.

Reference Rates - Reference rates reset throughout the period and therefore the rates in the schedule of investments may vary from the rates noted immediately below.

1M SOFR - 1 Month SOFR as of March 31, 2026 was 3.66484%.

3M SOFR - 3 Month SOFR as of March 31, 2026 was 3.68223%.

6M SOFR - 6 Month SOFR as of March 31, 2026 was 3.70002%.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities
March 31, 2026 (Unaudited)

ASSETS
Investments:
Unaffiliated Investments at fair value (cost $295,577,804)	$258,516,183
Affiliated Investments at fair value (cost $54,520,458)	55,859,490
Cash	71,011
Cash collateral for total return swaps	29,907,749
Interest receivable	3,135,048
Due from Adviser	1,359,736
Receivable for investments sold	2,583,376
Receivable for Fund shares sold	34,962
Unrealized appreciation on total return swap contracts	294,331
Collateral receivable	1,868,559
Prepaid expenses and other assets	263,548
TOTAL ASSETS	$353,893,993

LIABILITIES
Payable for securities purchased	1,113,446
Line of credit payable (Note 7)	20,000,000
Unrealized depreciation on total return swap contracts	3,555,009
Payable for reverse repurchase agreements, including accrued interest (Note 7)	86,558,444
Administrative fees payable (Note 8)	140,265
Professional fees payable	379,447
Interest expense payable	2,346,548
Trustee fees payable (Note 8)	292,481
Transfer agency fees payable (Note 8)	237,220
Custody fees payable	39,675
Distribution fee payable (Note 8)	81,605
Shareholder Servicing fees payable (Note 8)	58,721
Deferred Tax Liability	472,003
Accrued expenses and other liabilities	889,105
TOTAL LIABILITIES	$116,163,969
COMMITMENTS AND CONTINGENCIES (Note 2)
NET ASSETS	$237,730,024

NET ASSETS CONSIST OF
Paid-in capital	$276,155,976
Accumulated deficit	$(38,425,952)
NET ASSETS	$237,730,024

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities
March 31, 2026 (Unaudited)

PRICING OF SHARES
Class A
Net Assets	$12,455,746
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	595,637
Net asset value	$20.91
Maximum offering price per share (Maximum sales load of 5.75%)	$22.19
Class C
Net Assets	$9,020,466
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	450,346
Net asset value (a)	$20.03
Maximum offering price per share	$20.03
Class I
Net Assets	$215,648,736
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	10,162,694
Net asset value	$21.22
Maximum offering price per share	$21.22
Class L
Net Assets	$605,076
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	29,370
Net asset value	$20.60
Maximum offering price per share (Maximum sales load of 4.25%)	$21.51

(a)	Subject to early-withdrawal charge. Redemption price varies based on length of time held (Note 2).

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statement of Operations
For the Six Months Ended March 31, 2026 (Unaudited)

INVESTMENT INCOME
Interest income	$10,710,538
Dividend income from unaffiliated investments	774,782
Income from affiliated investments	840,169
Total Investment Income	12,325,489

EXPENSES
Management fees (Note 8)	1,833,773
Incentive Fees (Note 8)	300,079
Shareholder Servicing fees (Note 8)
Class I	17,046
Class A	15,862
Class C	11,568
Class L	778
Distribution fees (Note 8)
Class A	11,303
Class C	34,703
Class L	778
Networking fees
Class I	191,528
Class A	7,002
Class C	4,919
Class L	440
Interest expense (Note 7)	3,035,978
Administrative fees (Note 8)	1,473,556
Professional fees	505,734
Transfer agency fees (Note 8)	120,799
Trustees fees (Note 8)	151,393
Printing fees	100,378
Custody fees	58,832
State Registration fees	41,119
Insurance fees	13,160
Other expenses	273,720
Total Expenses	8,204,448
Expenses reimbursed by Adviser (Note 8)	(2,521,414)
Net Expenses	5,683,034
Net Investment Income	6,642,455
Net realized gain on affiliated investments	12,231
Net realized gain on unaffiliated investments	170,204
Net realized loss on total return swap contracts	(1,693,269)
Net change in unrealized appreciation on affiliated investments	3,557,047
Net change in unrealized depreciation on unaffiliated investments	(10,279,455)
Net change in unrealized depreciation on total return swap contracts	(472,594)
Net change in deferred tax liability	(145,871)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,851,707)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,209,252)

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the	For the Fiscal
	Six Months Ended	Year Ended
	March 31, 2026	September 30, 2025
	(Unaudited)
OPERATIONS
Net investment income	$6,642,455	$14,117,008
Net realized gain on investments and total return swap contracts	(1,510,834)	(142,469)
Net change in unrealized appreciation (depreciation) on unaffiliated investments, affiliated investments and total return swap contracts, net of taxes	(7,340,873)	8,522,683
Net decrease (increase) in net assets resulting from operations	(2,209,252)	22,497,222

DISTRIBUTIONS TO SHAREHOLDERS
Class A
From distributable earnings	(502,492)	(551,098)
From return of capital	—	(561,677)
Class C
From distributable earnings	(367,414)	(417,936)
From return of capital	—	(461,850)
Class I
From distributable earnings	(8,809,923)	(10,148,741)
From return of capital	—	(10,194,250)
Class L
From distributable earnings	(24,644)	(26,543)
From return of capital	—	(28,096)
Net (decrease) in net assets from distributions to shareholders	(9,704,473)	(22,390,191)

BENEFICIAL INTEREST TRANSACTIONS
Class A
Shares sold	58,207	1,581,504
Distribution reinvested	234,564	530,207
Shares repurchased	(583,529)	(872,762)
Class C
Shares sold	275,897	887,982
Distribution reinvested	141,444	314,102
Shares repurchased, net of early withdrawal charges (Note 2)	(795,072)	(2,249,230)
Class I
Shares sold	8,669,312	37,136,115
Distribution reinvested	1,093,041	2,189,773
Shares repurchased	(24,520,670)	(52,624,269)
Class L
Shares sold	7,034	—
Distribution reinvested	3,710	9,405
Shares repurchased	(26,046)	(2,113)
Net (decrease) in net assets derived from beneficial interest transactions	(15,442,108)	(13,099,286)
Net (decrease) in net assets	(27,355,833)	(12,992,255)

NET ASSETS
Beginning of Period	265,085,857	278,078,112
End of Period	$237,730,024	$265,085,857

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the	For the Fiscal
	Six Months Ended	Year Ended
	3/31/2026	9/30/2025
	(Unaudited)
Other Information
Class A:
Beginning shares	609,129	553,236
Shares sold	2,686	71,537
Distribution reinvested	11,007	24,134
Shares repurchased	(27,185)	(39,778)
Net Decrease (Increase) in Shares Outstanding	(13,492)	55,893
Ending shares	595,637	609,129
Class C:
Beginning shares	468,584	517,618
Shares sold	13,359	42,037
Distribution reinvested	6,913	14,828
Shares repurchased	(38,510)	(105,898)
Net (Decrease) in Shares Outstanding	(18,238)	(49,033)
Ending shares	450,346	468,585
Class I:
Beginning shares	10,839,025	11,439,086
Shares sold	400,044	1,667,054
Distribution reinvested	50,582	98,518
Shares repurchased	(1,126,957)	(2,365,633)
Net (Decrease) in Shares Outstanding	(676,331)	(600,061)
Ending shares	10,162,694	10,839,025
Class L:
Beginning shares	30,103	29,767
Shares sold	336	—
Distribution reinvested	176	434
Shares repurchased	(1,245)	(98)
Net Decrease (Increase) in Shares Outstanding	(733)	336
Ending shares	29,370	30,103

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Statement of Cash Flows
For the Six Months Ended March 31, 2026 (Unaudited)

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(2,209,252)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(63,419,294)
Proceeds from sales of investments	45,032,309
Net cash received on total return swap contracts	521,694
Net purchases from short-term investments	(4,699,143)
Payment-in-kind Interest	(92,128)
Net realized gain from unaffiliated investments	(170,204)
Net realized loss on total return swap contracts	1,693,269
Net change in unrealized depreciation on unaffiliated investments	10,279,455
Net change in unrealized appreciation on affiliated investments	(3,557,047)
Net change in unrealized depreciation on total return swap contracts	472,594
Net change in deferred tax liability	142,042
Accretion and amortization of discounts and premiums, net	1,050,648
(Increase)/Decrease in Assets:
Interest receivable	(14,774)
Due from Adviser	(1,359,736)
Collateral receivable	(1,110,414)
Prepaid expenses and other assets	39,872
Increase/(Decrease) in Liabilities:
Due to Adviser	(55,243)
Professional fees payable	307,280
Administration fees payable	(477,708)
Transfer agency fees payable	(109,464)
Distribution fee payable	(2,413)
Shareholder servicing fee payable	7,388
Accrued expenses and other liabilities	129,063
Interest expenses payable	1,510,089
Custody fees payable	12,194
Trustee fees payable	71,277
Net cash used in operating activities	$(16,007,646)

Cash Flows from Financing Activities:
Increase in Line of Credit borrowings	$45,000,000
Decrease in Line of Credit borrowings	(51,000,000)
Increases in Reverse Repurchase borrowings	74,672,777
Decreases in Reverse Repurchase borrowings	(23,062,333)
Proceeds from Shares sold	9,804,656
Payment of Shares repurchased	(25,925,317)
Cash distributions paid	(8,231,714)
Net cash provided by financing activities	$21,258,069

Net Change in Cash and Cash Equivalents	$5,250,423

Cash and Cash Equivalents, beginning of period	$24,728,337
Cash and Cash Equivalents, end of period	$29,978,760

Non-cash financing activities herein consist of reinvestment of distributions of:	$1,472,759
Cash paid during the period for interest from bank borrowing:	$1,525,889

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$244,818
Cash collateral for total return swaps	24,483,519
Total	$24,728,337
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$71,011
Cash collateral for total return swaps	29,907,749
Total	$29,978,760

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A

	For the
	Six Months		For the		For the		For the		For the	For the
	Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	March 31,		September 30,		September 30,		September 30,		September 30,	September 30,
	2026		2025		2024		2023		2022	2021
	(Unaudited)
Net asset value, beginning of year	$21.96		$21.99		$24.42		$26.11		$26.45	$25.16

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.55		1.14		1.33		1.53		1.20	0.91
Net realized and unrealized gain/(loss)	(0.76)		0.68		(1.75)		(1.58)		0.02	1.91
Total from investment operations	(0.21)		1.82		(0.42)		(0.05)		1.22	2.82

DISTRIBUTIONS
From net investment income	(0.84)		(0.91)		(1.24)		(0.99)		(0.78)	(0.99)
From net realized gain on investments	—		—		—		—		—	(0.36)
Return of Capital	—		(0.94)		(0.77)		(0.65)		(0.78)	(0.18)
Total distributions	(0.84)		(1.85)		(2.01)		(1.64)		(1.56)	(1.53)

Net increase/(decrease) in net asset value	(1.05)		(0.03)		(2.43)		(1.69)		(0.34)	1.29
Net asset value, end of year	$20.91		$21.96		$21.99		$24.42		$26.11	$26.45
TOTAL RETURN (b)	6.94	% (g)	8.62	% (g)	(2.03	)% (g)	(0.26	)% (g)	4.78%	11.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)	$12,456		$13,375		$12,165		$10,364		$6,256	$1,127

Ratios to Average Net Assets

Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.16	% (c)(d)	7.16	% (c)	6.70	% (c)	6.23	% (c)	3.76%	9.94%

Ratio of expenses to average net assets including fee waivers and reimbursements	4.97	% (c)(d)	5.36	% (c)	5.56	% (c)	4.94	% (c)	2.50%	1.74	% (e)

Ratio of net investment income to average net assets including fee waivers and reimbursements	5.34	% (d)	5.16%		5.66%		6.01%		4.60%	3.53%

Portfolio Turnover Rate	15	% (f)	18%		22%		9%		11%	122%

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	The ratio includes the incentive fee incurred during the period ended March 31, 2026 and years ended September 30, 2025, September 30, 2024 and September 30, 2023.

(d)	Annualized.

(e)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%.

(f)	Not annualized.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class C

	For the
	Six Months		For the		For the		For the		For the	For the
	Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	March 31,		September 30,		September 30,		September 30,		September 30,	September 30,
	2026		2025		2024		2023		2022	2021
	(Unaudited)
Net asset value, beginning of year	$21.11		$21.28		$23.73		$25.63		$26.16	$25.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.46		0.96		1.14		1.31		0.90	0.70
Net realized and unrealized gain/(loss)	(0.74)		0.66		(1.64)		(1.61)		0.11	1.90
Total from investment operations	(0.28)		1.62		(0.50)		(0.30)		1.01	2.60

DISTRIBUTIONS
From net investment income	(0.80)		(0.85)		(1.18)		(0.95)		(0.77)	(0.98)
From net realized gain on investments	—		—		—		—		—	(0.36)
Return of Capital	—		(0.94)		(0.77)		(0.65)		(0.77)	(0.18)
Total distributions	(0.80)		(1.79)		(1.95)		(1.60)		(1.54)	(1.52)

Net increase/(decrease) in net asset value	(1.08)		(0.17)		(2.45)		(1.90)		(0.53)	1.08
Net asset value, end of year	$20.03		$21.11		$21.28		$23.73		$25.63	$26.16
TOTAL RETURN (b)	5.99	% (g)	7.91	% (g)	(2.42	)% (g)	(1.26	)% (g)	4.05%	10.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)	$9,020		$9,892		$11,013		$12,303		$9,543	$5,972

Ratios to Average Net Assets

Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.77	% (c)(d)	7.89	% (c)	7.44	% (c)	6.94	% (c)	4.57%	11.49%

Ratio of expenses to average net assets including fee waivers and reimbursements	5.74	% (c)(d)	6.03	% (c)	6.29	% (c)	5.66	% (c)	3.25%	2.48	% (e)

Ratio of net investment income to average net assets including fee waivers and reimbursements	4.61	% (d)	4.50%		4.96%		5.25%		3.50%	2.73%

Portfolio Turnover Rate	15	% (f)	18%		22%		9%		11%	122%

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	Annualized.

(e)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%.

(f)	Not annualized.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class I

	For the
	Six Months		For the		For the		For the		For the	For the
	Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	March 31,		September 30,		September 30,		September 30,		September 30,	September 30,
	2026		2025		2024		2023		2022	2021
	(Unaudited)
Net asset value, beginning of year	$22.25		$22.23		$24.59		$26.26		$26.54	$25.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.59		1.20		1.42		1.60		1.21	0.99
Net realized and unrealized gain/(loss)	(0.77)		0.69		(1.76)		(1.62)		0.08	1.90
Total from investment operations	(0.18)		1.89		(0.34)		(0.02)		1.29	2.89

DISTRIBUTIONS
From net investment income	(0.85)		(0.93)		(1.25)		(1.00)		(0.78)	(0.99)
From net realized gain on investments	—		—		—		—		—	(0.36)
Return of Capital	—		(0.94)		(0.77)		(0.65)		(0.79)	(0.18)
Total distributions	(0.85)		(1.87)		(2.02)		(1.65)		(1.57)	(1.53)

Net increase/(decrease) in net asset value	(1.03)		0.02		(2.36)		(1.67)		(0.28)	1.36
Net asset value, end of year	$21.22		$22.25		$22.23		$24.59		$26.26	$26.54
TOTAL RETURN (b)	7.28	% (g)	8.86	% (g)	(1.64	)% (g)	(0.15	)% (g)	5.04%	11.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)	$215,649		$241,166		$254,254		$290,728		$258,576	$81,221

Ratios to Average Net Assets

Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.87	% (c)(d)	6.96	% (c)	6.51	% (c)	5.97	% (c)	3.60%	9.98%

Ratio of expenses to average net assets including fee waivers and reimbursements	4.75	% (c)(d)	5.16	% (c)	5.31	% (c)	4.62	% (c)	2.25%	1.48	% (e)

Ratio of net investment income to average net assets including fee waivers and reimbursements	5.66	% (d)	5.38%		5.95%		6.24%		4.60%	3.86%

Portfolio Turnover Rate	15	% (f)	18%		22%		9%		11%	122%

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	The ratio includes the incentive fee incurred during the period ended March 31, 2026 and years ended September 30, 2025, September 30, 2024 and September 30, 2023.

(d)	Annualized.

(e)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%.

(f)	Not annualized.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class L

	For the
	Six Months		For the		For the		For the		For the	For the
	Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	March 31,		September 30,		September 30,		September 30,		September 30,	September 30,
	2026		2025		2024		2023		2022	2021
	(Unaudited)
Net asset value, beginning of year	$21.66		$21.74		$24.14		$25.93		$26.35	$25.13

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.52		1.07		1.26		1.45		1.06	0.95
Net realized and unrealized gain/(loss)	(0.75)		0.68		(1.68)		(1.61)		0.08	1.79
Total from investment operations	(0.23)		1.75		(0.42)		(0.16)		1.14	2.74

DISTRIBUTIONS
From net investment income	(0.84)		(0.89)		(1.21)		(0.98)		(0.78)	(0.98)
From net realized gain on investments	—		—		—		—		—	(0.36)
Return of Capital	—		(0.94)		(0.77)		(0.65)		(0.78)	(0.18)
Total distributions	(0.84)		(1.83)		(1.98)		(1.63)		(1.56)	(1.52)

Net increase/(decrease) in net asset value	(1.07)		(0.08)		(2.40)		(1.79)		(0.42)	1.22
Net asset value, end of year	$20.60		$21.66		$21.74		$24.14		$25.93	$26.35
TOTAL RETURN (b)	6.60	% (g)	8.37	% (g)	(2.01	)% (g)	(0.71	)% (g)	4.51%	11.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)	$605		$652		$647		$591		$584	$105

Ratios to Average Net Assets

Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.32	% (c)(d)	7.44	% (c)	6.96	% (c)	6.22	% (c)	4.08%	17.63%

Ratio of expenses to average net assets including fee waivers and reimbursements	5.26	% (c)(d)	5.60	% (c)	5.81	% (c)	5.10	% (c)	2.75%	1.59	% (e)

Ratio of net investment income to average net assets including fee waivers and reimbursements	5.12	% (d)	4.93%		5.41%		5.75%		4.10%	3.73%

Portfolio Turnover Rate	15	% (f)	18%		22%		9%		11%	122%

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	The ratio includes the incentive fee incurred during the period ended March 31, 2026 and years ended September 30, 2025, September 30, 2024 and September 30, 2023.

(d)	Annualized.

(e)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%.

(f)	Not annualized.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Consolidated Financial Statements.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Note 1 - Organization and Registration

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.

The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is a wholly-owned subsidiary of CIM Group Management, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets (excluding CMBS) held by the Fund. The Fund defines “real assets” as assets issued by issuers where the underlying interests are investments in real estate or infrastructure (“Real Assets”). The Fund’s investments in Real Assets generally consist of (1) direct real estate that is held through one or more wholly-owned subsidiaries, (2) public real estate investment trusts (“REITs”) (including publicly-traded REITs and publicly registered and non-listed REITs) and private REITs, (3) real estate mortgages, (4) CMBS and (5) infrastructure assets. The Fund’s investments in Real Assets will generally consist of Real Assets in qualified communities throughout the United States (“Qualified Communities”). In addition to its Real Assets located in the United States, the Fund invests in Real Assets located in foreign countries (including real estate debt or mortgages backed by real estate in foreign countries). The Fund will limit its foreign Real Assets investments to Real Assets located in Canada, and countries in Western Europe, Central America or South America and may invest in emerging market countries located in those regions. The Fund will limit its foreign investments to 15% of its total assets. There is no minimum allocation to foreign investments, and, at times, the Fund may hold only U.S. investments. The Fund has formed a wholly-owned subsidiary that has elected to be taxed as a REIT (the “REIT Subsidiary”). Approximately 23.4% of the Fund’s total assets are Real Assets held through the REIT Subsidiary.

The Adviser has also engaged OFS Sub-Adviser together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The OFS Sub-Adviser is an indirect wholly-owned subsidiary of Orchard First Source Asset Management Holdings, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities as well as investments in CMBS. The Fund defines “Credit and Credit-Related Investments” as debt securities, such as bonds and loans, and securities that have risk profiles consistent with fixed-income securities such as preferred stock and subordinated debt. The Fund intends for its Credit and Credit-Related Investments to generally consist of (1) investments in floating and fixed rate loans of U.S. middle-market companies; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of CLOs; and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019, under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020, other than those relating to organizational matters and the registration of its shares under applicable securities laws.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Common Shares (the “Class I Shares”), Class A Common Shares (the “Class A Shares”), Class C Common Shares (the “Class C Shares”) and Class L Common Shares (the “Class L Shares”). The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 The Adviser and its affiliates own shares in the Fund representing 3.2% of the NAV as of March 31, 2026.

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees and networking fees.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 - Investment Companies. The consolidated financial statements include the accounts of the Fund and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

1	(CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. IC-33630 (Sep. 23, 2019) (notice))

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Operating Segments

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the Chief Executive Officer, Chief Financial Officer and 1st Vice President for portfolio oversight. The Fund operates as a single operating segment. The Fund’s income, expenses, portfolio composition, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights. As the Fund operates as a single operating segment, segment assets and significant segment expenses are the same as those presented on the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Portfolio Valuation

The Fund determines the NAV per Common Share on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

Pursuant to Rule 2a-5 (“Rule 2a-5”) of the 1940 Act, the Board of Trustees (the “Board’) of the Fund has designated the Adviser as the “valuation designee” under Rule 2a-5, meaning that the Adviser values the Fund’s assets in good faith pursuant to valuation policies and procedures that were approved by the Board.

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the valuation policy and procedures approved by the Board, portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Adviser, in accordance with Rule 2a-5, has adopted policies and procedures for determining the fair value of such securities and other assets.

Fair Value Measurements

In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the fair value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 – Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Fund’s assumptions about the pricing of an asset or liability.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

The following is a summary of the values of the Fund’s investments based upon the hierarchy described above as of March 31, 2026:

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stock	$97	$—	$23,315,144	$23,315,241
Bank Loans	—	37,379	36,062,488	36,099,867
Collateralized Loan Obligations - Debt	—	46,775,339	—	46,775,339
Collateralized Loan Obligations - Equity	—	—	27,567,296	27,567,296
Commercial Mortgage-Backed Securities	—	68,846,427	3,922,068	72,768,495
Direct Real Estate	—	—	98,220,713	98,220,713
Warrants	—	—	30,000	30,000
Short Term Investments	9,598,722	—	—	9,598,722
Total	$9,598,819	$115,659,145	$189,117,709	$314,375,673

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Other Financial Instruments	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Assets
Total Return Swap Contracts	$—	$275,153	$19,178	$294,331
Liabilities
Total Return Swap Contracts	$—	$(2,082,448)	$(1,472,561)	$(3,555,009)
Total	$—	$(1,807,295)	$(1,453,383)	$(3,260,678)

Transfers pertain primarily, but are not limited to, the Fund’s bank loans that are classified as Level 2 or Level 3 depending on the number of market quotations or indicative prices from pricing services that are available, and whether the depth of the market is sufficient to transact those prices in amounts approximating the Fund’s investment position at the measurement date. To the extent a particular investment was previously classified at Level 2 but currently there is insufficient trading activities for such (or similar) investment to obtain market quotations or indicative prices from pricing services that are available during the relevant valuation period, such investment would be transferred to Level 3. Conversely, to the extent a particular investment was previously classified at Level 3 but currently there is sufficient trading activities for such (or similar) investment to obtain market quotations or indicative prices from pricing services that are available during the relevant valuation period, such investment would be transferred to Level 2.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

					Change in
		Accrued		Realized	Unrealized	Purchases/
	Balance as of	Discount/		Gain/	Appreciation/	Capitalized	Sales/	Transfer Out	Balance as of
Asset Type	September 30, 2025	Premium		(Loss)	Depreciation	Interest	Paydowns	of Level 3	March 31, 2026
Common Stock	$17,366,241	$—		$—	$5,948,903	$—	$—	$—	$23,315,144
Bank Loans	40,067,521	45,993		8,565	(1,096,745)	94,653	3,057,499	—	36,062,488
Collateralized Loan Obligations - Equity	25,113,753	(1,365,633	) (1)	—	(3,989,074)	7,808,250	—	—	27,567,296
Commercial Mortgage-Backed Securities	3,982,855	40,902		(3,477)	29,932	56,768	184,912	—	3,922,068
Direct Real Estate	87,306,389	—		—	(1,678,863)	12,593,187	—	—	98,220,713
Loan Accumulation Facility	5,500,000	—		—	—	383,721	5,883,721	—	—
Real Estate-Related Loans	15,326,885	(12,639)		12,231	6,878	—	15,333,355	—	—
Warrants	11,963	—		—	18,037	—	—	—	30,000
Total	$194,675,607	$(1,291,377)		$17,319	$(760,932)	$20,936,579	$24,459,487	$—	$189,117,709

(1)	Amount includes $1,586,395 of interest income accretion, offset by $2,952,028 of distributions from the Fund’s CLO Equity Investments.

The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2026 was $761,459.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of March 31, 2026:

				Range	Range	Weighted
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(1)	Minimum	Maximum	Average
Direct Real Estate	$98,220,713	Income Approach	Discount Rate	6.50%	8.00%	7.15%
			Terminal Capitalization Rate	5.00%	6.75%	5.77%
Commercial Mortgage-Backed
Securities	3,922,068	Income Approach	Discount Rate	10.05%	40.00%	13.39%
Collateralized Loan Obligations - Equity	27,509,796	Income Approach	Discount Rate	9.00%	90.00%	17.21%
			Constant Prepayment Rate	20.00%	20.00%	20.00%
			Constant Default Rate	2.00%	3.00%	2.08%
			Reinvestment Spread - SOFR	2.82%	6.00%	3.32%
			Reinvestment Price	99.00%	99.50%	(2)
			Reinvestment Floor	0.50%	0.75%	0.52%
			Recovery Rate	65.00%	65.00%	65.00%
Collateralized Loan Obligations - Equity	57,500	Market Approach	NAV Liquidation (3)
Bank Loans	35,482,868	Income Approach	Discount Rate	7.40%	25.00%	13.40%
Bank Loans	7,026	Market Approach	EBITDA Multiple	5.25x	7.25x	6.25x
Bank Loans	572,594	Third Party Pricing Service	Broker Quote	—	—	—
Common Stock	22,757,173	Income Approach	Discount Rate	11.00%	12.00%	11.50%
		Market Approach	EBITDA Multiple	0.48x	9.00x	7.73x
Common Stock	557,971	Market Approach	Transaction Price	$163.03	$457.70	$327.17
Warrants	30,000	Black-Scholes	Volatility	55.00%	85.00%	70.00%
Total	$189,117,709

(1)	In isolation, increases (decreases) in discount rate and terminal capitalization rate inputs would result in a decrease (increase) in fair value measurement, and increases (decreases) in broker quote, EBITDA multiple, transaction price, volatility inputs would result in an increase (decrease) in fair value measurement.

(2)	A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3)	NAV liquidation represents the fair value, or estimated expected residual value, of the investment.

The following is a reconciliation for the six months ended March 31, 2026, of the total return swap contracts for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Return Swap Contracts
Balance as of September 30, 2025	$(1,088,735)
Change in Unrealized Appreciation/(Depreciation)	(247,759)
Purchased Unrealized Appreciation/(Depreciation)	(310,120)
Sold Unrealized Appreciation/(Depreciation)	261,059
Transfers In of Unrealized Appreciation/(Depreciation)	(29,521)
Transfers Out of Unrealized Appreciation/(Depreciation)	(38,307)
Ending Balance as of March 31, 2026	$(1,453,383)
Net change in Unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at March 31, 2026	$(587,400)

The table below provides additional information about the Level 3 Fair Value Measurements of the total return swap contracts as of March 31, 2026:

				Range	Range	Weighted
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(1)	Minimum	Maximum	Average
Assets
Total Return Swap Contracts	$19,178	Third Party Pricing Service	Broker Quote of Underlying Bank Loan	—	—	—
Liabilities
Total Return Swap Contracts	$(1,472,561)	Third Party Pricing Service	Broker Quote of Underlying Bank Loan	—	—	—
Total	$(1,453,383)

(1)	In isolation, increases (decreases) in broker quote inputs would result in an increase (decrease) in fair value measurement.

Cash

The Fund places its cash with two banking institutions, which are insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the six months ended March 31, 2026, the amount on deposit exceeded the FDIC limit and subjected the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities; however, if a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to such deposits could be limited, which could in turn adversely impact our short-term liquidity and our ability to meet our operating expenses or working capital needs.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of representations and warranties and indemnification provisions and may engage from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of material loss to be remote.

Master Netting Agreements

In accordance with ASC 210 – Balance Sheet, the Fund has implemented disclosures to provide gross and net information about instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities to enable users of the Fund’s financial statements to understand the effect or potential effect of those arrangements on its financial position. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting agreement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 – Derivatives and Hedging: (ii) repurchase and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions. For additional information regarding such arrangements, refer to Note 3 – Derivatives Transactions and Note 7 – Leverage.

Income Tax

For U.S. federal income tax purposes, the Fund has elected to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. The Fund intends to file U.S. federal, state, and local tax returns as required.

On March 30, 2022, the Fund formed a REIT subsidiary (the “REIT Subsidiary”) to hold certain of the Fund’s real estate investments. The REIT Subsidiary qualified and elected to be taxed as a REIT for federal income tax purposes under Sections 856 through 860 of the Code, commencing with its taxable year ending December 31, 2022. If the REIT Subsidiary continues to qualify for taxation as a REIT, the REIT Subsidiary will generally not be subject to federal corporate income tax to the extent it distributes its taxable income to its stockholders, and so long as it, among other things, distributes at least 90% of its annual taxable income (computed without regard to the dividends paid deduction and excluding net capital gains). REITs are subject to a number of other organizational and operational requirements. Even though the REIT Subsidiary qualified for taxation as a REIT, and even if the REIT Subsidiary continues to qualify as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. The financial statements contained herein include the accounts of the Fund, the REIT Subsidiary and all other subsidiaries of the Fund.

Investment Transactions and Investment Income

Investment security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on an accrual basis and is comprised of interest earned on investment securities and the accretion or amortization of origination, closing, commitment and other upfront fees, including original issue discounts, that are earned with respect to capital commitments. Such upfront fees are recognized over the life of the respective debt investment. Prepayment fees and similar income due upon the early repayment of a loan or debt security are recognized when earned and are included in interest income. Gains and losses on securities sold are determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income for public securities is recorded on the ex-dividend date. Dividend income received from the Fund’s direct real estate investments is recorded when taxable distributions are declared by vehicles into which the Fund has invested. During the six months ended March 31, 2026, the Fund received $9,782 of dividend income related to its equity securities and $1,100,950 of dividend income related to its direct real estate investments, $765,000 of which is included in Dividend income from unaffiliated investments on the Consolidated Statement of Operations and $335,950 of which is included in Income from affiliated investments on the Consolidated Statement of Operations.

Unfunded Commitments

The Fund has participated in transactions that involve unfunded commitments relating to its existing investments, which may obligate the Fund to advance additional amounts. As of March 31, 2026, the Fund had $1,124,571 in principal unfunded commitments with a total unfunded fair value of $1,117,512, which represents 0.5% of the Fund’s net assets as of March 31, 2026.

Security	Maturity	Principal Unfunded	Fair Value Unfunded
Boca Home Care Holdings Revolver	2/25/2027	$479,032	$479,032
CVAUSA Management, LLC, Revolver	5/22/2028	285,714	285,714
MEDRINA, LLC Revolver	10/20/2029	212,766	212,766
Shiftkey, Revolver	6/21/2027	147,059	140,000
Total		$1,124,571	$1,117,512

Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund has and expects to continue to declare dividends quarterly and pay them out to shareholders monthly. Distributions from net realized capital gains, if any, are expected to be declared and paid annually and are recorded on the applicable ex-dividend date. The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into selling agreements with Northern Lights Distributors, LLC (“Northern Lights”), the Fund’s distributor, may receive a commission of up to 1.0% of the purchase price of Class C Shares. Class C Shares will be subject to an early withdrawal charge of 1.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Class C Shares for repurchase such that they will have been held less than 365 days after purchase, as of the time of repurchase. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder bankruptcy. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including repurchases representing returns of excess contributions to employer-sponsored benefit plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. For any waiver request, notification must be made in conjunction with the repurchase request. If no such notification is received, the Fund reserves the right to reject the request for a waiver.

Note 3 - Derivative Transactions

The Fund’s investment objective allows it to enter into various types of derivative contracts such as total return swaps and forward foreign currency contracts. In doing so, the Fund and RACR-FS, LLC (its “Swap Subsidiary”) will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to, among other things, unanticipated change in market conditions.

Derivatives may have little or no initial cash investment relative to their fair value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its fair value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Total Return Swap Contract – During the period ended March 31, 2026, the Swap Subsidiary terminated its total return swap with Citibank, N.A. (“Citi”) and entered into a new total return swap with The Bank of Nova Scotia (“Scotia”). As of March 31, 2026, approximately 27% of the fair value of the reference assets in the total return swap were sold by Citi and purchased by Scotia at the March 31, 2026 market price. The remaining reference assets are expected to be sold by Citi and repurchased by Scotia subsequent to March 31, 2026. The total return swap allows the Fund to indirectly obtain exposure to a portfolio of bank loans (each a “Reference Asset”) without owning or taking physical custody of such bank loans. Under the total return swap, the respective counterparty has contractually committed to make payments based on the total return (income plus realized appreciation) of each Reference Asset in exchange for a periodic payment from the Swap Subsidiary based on a floating interest rate and any realized depreciation of each Reference Asset. Additionally, the Swap Subsidiary posts collateral to cover its potential contractual obligations to the respective counterparty under the total return swap.

As of March 31, 2026, the Swap Subsidiary had $29,907,749 posted as collateral under the total return swap, which is included in cash collateral for total return swaps on the Consolidated Statement of Assets and Liabilities. Of this amount, $4,961,094 was posted under the total return swap with Scotia and $24,946,655 was posted under the total return swap with Citi. The Citi collateral will be repaid to the Fund subequent to March 31, 2026. The total return swap is marked-to-market daily consistent with the Fund’s valuation policy and changes in value are recorded by the Fund as unrealized gain or loss in the consolidated financial statements. If a Reference Asset is removed from the total return swap, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the price of such Reference Asset from the date it was added to the total return swap and the price of the Reference Asset at the time it was removed from the total return swap. As of March 31, 2026, the total return swap had an unrealized loss of $3,260,678.

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its total return swap derivative counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or termination event as defined under the ISDA Master Agreement. The Fund has elected not to offset derivative assets and derivative liabilities

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

that are subject to an enforceable master netting agreement, such as an ISDA Master Agreement, in the Consolidated Statement of Assets and Liabilities. The following table presents the Fund’s derivative instruments subject to an enforceable netting arrangement as of March 31, 2026:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
		Unrealized appreciation on	Unrealized depreciation on
Description	Counterparty	total return swap contracts	total return swap contracts	Collateral Posted(1)	Net Amount
Total Return Swap Contract	Citibank, N.A.	$291,320	$(3,532,526)	$(3,241,206)	$—
	Bank of Nova Scotia	3,011	(22,483)	(19,472)	—
		$294,331	$(3,555,009)	$(3,260,678)	$—

(1)	Collateral pledged presented in the table above is adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral pledged may be more than the amounts disclosed herein.

The total return swap effectively adds leverage to the Fund’s portfolio because, in addition to the Fund’s total net assets, the Fund would be subject to investment exposure on the amount of bank loans subject to the total return swap. The total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty. In addition, because the total return swap is a form of synthetic leverage, such arrangement is subject to risks similar to those associated with the use of leverage.

Fair values of total return swap contracts on the Consolidated Statement of Assets and Liabilities as of March 31, 2026, categorized by risk exposure, are as follows:

	Consolidated Statement of Assets		Consolidated Statement of Assets
Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Market and Credit Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$294,331	Unrealized depreciation on total return swap contracts	$(3,555,009)
Total		$294,331		$(3,555,009)

For the six months ended March 31, 2026, the average monthly notional value of total return swap contracts was $84,032,190. The following table represents the effect of total return swap contracts on the Consolidated Statement of Operations for the six months ended March 31, 2026:

			Change in Unrealized Appreciation/
Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	(Depreciation) on Derivatives
Market and Credit Risk (Total Return Swap Contracts)	Net realized gain on total return swap contracts / Net change in unrealized appreciation on total return swap contracts	$(1,693,269)	$(472,594)
Total		$(1,693,269)	$(472,594)

In the normal course of business, the Fund uses certain types of derivative instruments for the purpose of managing or hedging its interest rate risk. During the six months ended March 31, 2026, one of the Fund’s interest rate cap agreements matured. As of March 31, 2026, the Fund had one non-designated interest rate swap agreement in connection with one direct real estate investment with a fair value liability of $20,908 based on the Fund’s share as of March 31, 2026.

Note 4 - Direct Real Estate Investments

During the six months ended March 31, 2026, the Fund held a 25.50% membership interest in a joint venture (the “1902 Park Ave Joint Venture”) with an affiliate (“1902 Park Ave Joint Venture Partner”) and an unrelated third party co-investor (“1902 Park Ave Co-Investor”). The 1902 Park Ave Joint Venture owns a residential property for seniors in Los Angeles, California. The 1902 Park Ave Joint Venture pays an ongoing management fee to the Fund and the 1902 Park Ave Joint Venture Partner.

As of March 31, 2026, the Fund’s amortized cost basis in the property was $6,038,003 and the value of the Fund’s investment in the 1902 Park Ave Joint Venture was $5,944,126. An unrealized gain of $79,309 was recognized in the Consolidated Statement of Operations during the six months ended March 31, 2026.

During the six months ended March 31, 2026, the Fund held an 9.84% membership interest in a joint venture (the “Dallas Joint Venture”) with affiliates and an unrelated third party (“Unrelated Third Party Joint Venture Partner”). The Dallas Joint Venture owns an office property in Dallas, Texas. The Fund’s amortized cost basis in the property was $13,701,343, net of the Fund’s share of an affiliated mortgage note with a fair value of $12,059,779 and the value of the Fund’s investment in the Dallas Joint Venture was $13,433,807. An unrealized gain of $709,856 was recognized in the Consolidated Statement of Operations during the six months ended March 31, 2026.

During the six months ended March 31, 2026, the Fund held an 8.00% membership interest in a joint venture (the “Washington Joint Venture”) with an affiliate. The Washington Joint Venture owns a multi-family residential property in Washington D.C.’s metropolitan area. As of March 31, 2026, the Fund’s amortized cost basis in the property held by the Washington Joint Venture was $5,151,761, net of the Fund’s share of an affiliate mortgage note with a fair value of $5,345,073 and the value of the Fund’s investment in the Washington Joint Venture was $4,718,568. An unrealized loss of $141,962 was recognized in the Consolidated Statement of Operations during the six months ended March 31, 2026.

During the six months ended March 31, 2026, the Fund held an 18.31% membership interest in a joint venture (the “Del Mar Joint Venture”) with affiliates. The Del Mar Joint Venture owns a multi-family residential property in Phoenix, Arizona. As of March 31, 2026, the Fund’s amortized cost

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

basis in the property was $23,150,823, net of the Fund’s share of an affiliated mortgage note with a fair value of $29,623,963 and the value of the Fund’s investment in the Del Mar Joint Venture was $9,061,892. An unrealized loss of $2,915,088 was recognized in the Consolidated Statement of Operations during the six months ended March 31, 2026.

The following table summarizes our wholly-owned real estate investments during the six months ended March 31, 2026:

							Unrealized
		Property		Fair Value as of		Fair Value as of	Appreciation/
Property Name	Property Type	Location	Acquisition Date	September 30, 2025	Purchases	March 31, 2026	(Depreciation)
Sora	Multi-Family	Los Angeles	December 2021	$21,223,220	$11,099,502	$31,151,455	$(1,171,267)
4901 W Jefferson Blvd	Commercial	Los Angeles	June 2022	4,853,937	—	5,198,026	344,089
4707 W Jefferson Blvd	Commercial	Los Angeles	June 2022	3,315,050	—	3,388,868	73,818
3816-3822 W Jefferson Blvd	Commercial	Los Angeles	August 2022	3,826,882	—	3,711,306	(115,576)
101 N. & 145 S. La Brea	Commercial	Los Angeles	December 2024	5,900,166	—	6,357,593	457,427
127, 165 & 171 S. La Brea	Commercial	Los Angeles	December 2024	14,154,541	100,000	15,255,072	1,000,531

Note 5 - Investment Transactions

Investment transactions for the six months ended March 31, 2026, includes $60.1 million of investments purchased and $46.7 million of investments sold.

Note 6 - Affiliated Investments

The following table shows the list of affiliated investments (as defined under the 1940 Act) as of March 31, 2026 and activity in the Fund’s affiliated investments during the six months ended March 31, 2026, including investments made during the six months ended March 31, 2026:

										Change in
								Share Balance		Unrealized
	Ownership	Fair Value as of			Sales/	Realized	Fair Value as of	as of March 31,		Appreciation/
Name	%	September 30, 2025	Amortization	Purchases	Paydowns	Gain/Loss	March 31, 2026	2026	Income	(Depreciation)
IENTC 1, LLC	21.3%	$16,873,000	$—	$—	$—	$—	$22,701,000	213	$—	$5,828,000
Creative Media & Community Trust Corp.	—%	10,043	—	—	—	—	97	158	—	(9,946)
Common Stock Total		$16,883,043	$—	$—	$—	$—	$22,701,097	371	$—	$5,818,054

1902 Park Avenue (1)	25.5%	5,864,817	—	—	—	—	5,944,126	N/A	87,600	79,309
Solara	18.3%	10,583,295	—	1,393,685	—	—	9,061,892	N/A	—	(2,915,088)
EPIC	9.8%	12,723,951	—	—	—	—	13,433,807	N/A	—	709,856
Vale at the Parks	8.0%	4,860,530	—	—	—	—	4,718,568	N/A	290,000	(141,962)
Direct Real Estate Total		$34,032,593	$—	$1,393,685	$—	$—	$33,158,393	—	$377,600	$(2,267,885)

Society Las Olas 301 - S 1st Avenue Holdings LLC	(2)	5,149,810	—	—	5,151,984	(563)	—	N/A	222,979	2,737
Society Las Olas - PMG- Greybook Riverfront I LLC	(2)	10,177,075	(12,639)	—	10,181,371	12,794	—	N/A	239,590	4,141
Real Estate-Related Loans and Securities Total		$15,326,885	$(12,639)	$—	$15,333,355	$12,231	$—	—	$462,569	$6,878
TOTAL		$66,242,521	$(12,639)	$1,393,685	$15,333,355	$12,231	$55,859,490	371	$840,169	$3,557,047

(1)	Investment meets the definition of control as stated below, as the Fund owns 25% or more of the investment’s voting securities.

(2)	During the six months ended March 31, 2026, the Fund’s investment in Society Las Olas was repaid in full.

As of March 31, 2026, the Fund and CIM Real Estate Finance Trust, Inc., a fund that is managed by an affiliate of CIM, were co-invested in 11 middle market bank loans with an outstanding principal balance of $24.3 million. The OFS Sub-Adviser provided investment management services related to these middle market bank loans pursuant to the Sub-Advisory Agreement.

Other than as described above, we do not “control” and are not an “affiliate” of any of our portfolio investments, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio investment if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio investment if we owned 5% or more of its voting securities.

Note 7 - Leverage

As of March 31, 2026, the Fund has an unsecured credit facility with a bank in place under which the Fund can borrow up to $70.0 million, subject to a borrowing base calculation. Subject to the satisfaction of certain conditions and the borrowing base calculation, the Fund can increase the amount that it may borrow under the unsecured credit facility to $100.0 million. Outstanding advances under the unsecured credit facility bear interest at the

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

rate of SOFR plus 4.00%. The Fund also pays a quarterly facility fee of 0.125% of the commitment under the unsecured credit facility. The unsecured credit facility contains certain customary covenants, including a maximum debt to asset value ratio covenant and a minimum liquidity requirement. The unsecured credit facility matures in December 2026, provided that the Fund may elect to extend the maturity date for two periods of 12 months each, in each instance upon satisfaction of certain conditions. As of March 31, 2026, $20.0 million was outstanding under the unsecured credit facility at a weighted average interest rate of 7.67%. The average outstanding balance under the unsecured credit facility for the six months ended March 31, 2026 was $25.6 million. As of March 31, 2026, the carrying value of the facility approximated fair value.

As of March 31, 2026, the Fund has a Master Repurchase Agreement (the “Reverse Repo Facility”) with J.P. Morgan Securities LLC (“JP Morgan”), which provides for financing primarily through JP Morgan’s purchase of certain assets from the Fund and an agreement by the Fund to repurchase such assets back at an agreed-upon future date and price. In the event of the Fund’s default of the obligation to repurchase, JP Morgan has the right to liquidate the assets and apply the proceeds in satisfaction of the Fund’s obligation to repurchase. Additional cash collateral that is made available to JP Morgan to cover the Fund’s contractual obligations under the Reverse Repo Facility totaled $1.9 million as of March 31, 2026 and is included in Collateral receivable on the Consolidated Statement of Assets and Liabilities. The Reverse Repo Facility carries a rolling term which is reset monthly and advances thereunder may be made based on one-month Term SOFR plus a spread designated by JP Morgan, which as of March 31, 2026 ranged from 0.60% to 1.40%. For the six months ended March 31, 2026, the average daily outstanding balance and weighted average interest rate in effect for the Reverse Repo Facility was $75.1 million and 4.82%, respectively.

As of March 31, 2026, the Fund had 22 CMBS investments with an aggregate fair value of $68.8 million financed with $55.5 million in principal borrowings under the Reverse Repo Facility. As of March 31, 2026, fair value plus accrued interest under the Reverse Repo Facility for these investments was $55.6 million. As of March 31, 2026, the Fund had 16 CLO Debt investments with an aggregate fair value of $45.1 million financed with $30.9 million in principal borrowings under the Reverse Repo Facility. As of March 31, 2026, fair value plus accrued interest under the Reverse Repo Facility for these investments was $31.0 million.

The contractual maturity of secured borrowings under the Reverse Repo Facility and type of collateral pledged as of March 31, 2026, are summarized in the following table:

Remaining Contractual Maturity of the Agreements
Collateral Type	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
CMBS	$—	$55,462,000	$—	$—	$55,462,000
CLO Debt	—	30,923,000	—	—	30,923,000
Total Borrowings	$—	$86,385,000	$—	$—	$55,462,000

For financial reporting purposes, the Fund elects to not offset assets and liabilities subject to the Reverse Repo Facility with JP Morgan in the Consolidated Statement of Assets and Liabilities. The following table presents the potential effects of netting arrangements as it relates to the Fund’s Reverse Repo Facility.

			Gross Amount Not Offset in the Consolidated
			Statement of Assets and Liabilities
		Gross Amount in the Consolidated
Description	Counterparty	Statement of Assets and Liabilities	Collateral Pledged (1)	Net Amount
Reverse Repo Facility	JP Morgan	$86,385,000	$(86,385,000)	$—

(1)	Collateral pledged presented in the table above is adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral pledged may be more than the amounts disclosed herein.

In addition to any indebtedness incurred by the Fund, the Fund may also utilize leverage by mortgaging properties held by the Fund (or any subsidiary), or by acquiring property with existing debt. Any such leverage relating to properties that are wholly-owned or that are held in the REIT Subsidiary by the Fund will be considered with respect to any leverage incurred directly by the Fund and subject to the 1940 Act’s limitations on leverage, which allows for borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets.

As of March 31, 2026, the Fund’s direct real estate investments had mortgage notes outstanding as summarized in the following table:

					As of March 31, 2026
			Remaining Extension	Reference Rate
Investment	Ownership %	Maturity	Options(1)	and Spread	Carrying Value(2)	Fair Value(2)
La Brea	100.0%	12/12/2026	1/1 yr.	SOFR + 3.50%	$28,500,000	$28,500,000
Sora(3)	100.0%	1/1/2031	N/A	5.06%	$18,721,000	$18,747,612
Solara	18.3%	2/1/2029	1/1 yr.	3.86%	$30,643,355	$29,623,963
EPIC	9.8%	4/23/2027	N/A	SOFR + 2.85%	$12,059,779	$12,059,779
Vale at the Parks	8.0%	8/12/2031	N/A	3.23%	$5,680,000	$5,345,073

(1)	Represents the number of extension options remaining and the term of each option. Such extension options are subject to certain conditions set forth within each respective loan agreement.

(2)	Reflected based on the Fund’s share of each mortgage note.

(3)	During the six months ended March 31, 2026, the Fund refinanced its outstanding mortgage note with PNC Bank, resulting in a stated maturity January 1, 2031 with no extension options.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Note 8 - Investment Advisory, Related Parties and Other Agreements

Investment Advisory and Sub-Advisory Agreements

The Adviser serves as the Fund’s investment adviser pursuant to an Amended and Restated Investment Advisory Agreement with the Fund (the “Investment Advisory Agreement”).

Pursuant to the Investment Advisory Agreement and in consideration of the advisory services to be provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components - the Management Fee and the Incentive Fee (each as defined below). At the end of each calendar quarter, the Adviser shall designate 50% of the total management fees (base management fees plus any incentive fees payable to the Adviser by the Fund, collectively referred to as “Total Adviser Fees”) as Sub-Advisory fees (the “Sub-Advisory Fees”) provided however, that to the extent that any of the Total Adviser Fees relates to CMBS, the Adviser shall designate 25% of the Total Adviser Fee for such CMBS assets as Sub-Advisory Fees. Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the CIM Sub-Adviser (the “CIM Investment Sub-Advisory Agreement”), the Adviser pays the CIM Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all investments in Real Assets identified and sourced by the CIM Sub-Adviser. Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the OFS Sub-Adviser (the “OFS Investment Sub-Advisory Agreement”), the Adviser pays the OFS Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all Credit and Credit-Related Investments and CMBS identified and sourced by the Sub-Adviser. The Adviser pays the Sub-Advisers a quarterly fee equal to 50% of the management and incentive fees payable to the Adviser (the “Quarterly Sub-Adviser Fee”). The Quarterly Sub-Adviser Fee is allocated between CIM Sub-Adviser and OFS Sub-Adviser based on the proportionate share of shareholders’ equity that is invested in Real Assets and Credit and Credit-Related Investments, respectively. The Sub-Advisers’ fees are paid by the Adviser out of the fee the Adviser receives from the Fund, and do not otherwise impact the Fund’s expenses.

Since the end of March 2022, the Adviser has also served as the REIT Subsidiary’s investment adviser pursuant to an investment advisory agreement (the “REIT Subsidiary Advisory Agreement”) with the REIT Subsidiary. Pursuant to the REIT Subsidiary Advisory Agreement and in consideration of the advisory services to be provided by the Adviser to the REIT Subsidiary, the Adviser is entitled to a management fee as described below. Pursuant to an investment sub-advisory agreement that the CIM Sub-Adviser has entered into with the Adviser on behalf of the REIT Subsidiary, the Adviser pays the CIM Sub-Adviser 50% of the management fee payable to the Adviser on behalf of the REIT Subsidiary.

Management Fees

The management fee payable to the Adviser is calculated at an annual rate of 1.50% of the daily value of the Fund’s net assets and is payable quarterly in arrears (the “Management Fee”). The management fee payable to the Adviser on behalf of the REIT Subsidiary is calculated at an annual rate of 1.50% of the daily value of the REIT Subsidiary’s net assets. Management Fees payable by the Fund will be offset by any advisory fees paid by the REIT Subsidiary. The Adviser has waived its right to receive a Management Fee on the portion of the Fund’s assets invested in an affiliated publicly traded REIT.

Incentive Fee

The Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee, which for the six months ended March 31, 2026, was equal to 15.0% of its “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 1.50% of the NAV (the “Hurdle Rate”) and a catch-up feature. Incentive fees payable to our Adviser will be offset by any incentive fees payable by the REIT Subsidiary. Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash. No incentive fee is payable to the Adviser on realized capital gains. The incentive fee is paid to the Adviser as follows:

●	No Incentive Fee is payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.50%; and

●	100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.765% in any calendar quarter is payable to the Adviser. This portion of the Fund’s Pre-Incentive Fee Net Investment Income which exceeds the Hurdle Rate but is less than or equal to 1.765% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.765% of our NAV in any calendar quarter; and

●	15% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.765% in any calendar quarter is payable to the Adviser once the Hurdle Rate is reached and the catch-up is achieved (15.0% of all the Fund’s Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser).

Administration Agreements

Under the administration agreement (the “Administration Agreement”) that the Fund has with the Adviser (in its capacity as co-administrator), the Adviser or its affiliate furnishes the Fund with the provision of clerical and other administrative services, including investor relations and accounting services and maintenance of certain books and records on our behalf. In accordance with the Administration Agreement, the Fund will reimburse the Adviser or its affiliates (in its capacity as co-administrator) for certain expenses incurred by it or its affiliates in connection with the administration of the Fund’s business and affairs.

In addition, pursuant to an administration agreement (the “REIT Subsidiary Administration Agreement”) that the REIT Subsidiary has with the Adviser (in its capacity as administrator), the Adviser furnishes the REIT Subsidiary with the provision of administrative services. In accordance with the REIT Subsidiary Administration Agreement, the REIT Subsidiary reimburses the Adviser (in its capacity as the REIT Subsidiary administrator) for certain expenses incurred by it or its affiliates in connection with the administration of the REIT Subsidiary’s business and affairs.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Property Management Fees, Development Management Fees and Reimbursements

CIM Management, Inc. and certain of its affiliates (collectively, the “Affiliated Real Estate Service Providers”), which are all affiliates of the Adviser, provide property management, leasing, and development services to the Fund and its subsidiaries (including the REIT Subsidiary) for real properties owned by the Fund and its subsidiaries. The Fund and its subsidiaries (including the REIT Subsidiary) will also reimburse the Affiliated Real Estate Service Providers for actual expenses incurred in connection with these services. Property management fees earned by the Affiliated Real Estate Service Providers, onsite management costs incurred on behalf of the Fund and its subsidiaries (including the REIT Subsidiary) and reimbursements received by the Affiliated Real Estate Service Providers are included in operating expenses in the underlying property’s income statement, which reduces the Fund’s share of the NAV as reflected on the Consolidated Statement of Assets and Liabilities. Certain onsite management costs are capitalized on the underlying property’s balance sheet. Leasing commissions, construction management fees and development management reimbursements are capitalized on the underlying property’s balance sheets.

Fees paid to Related Parties

For the six months ended March 31, 2026, the Company’s share of recorded fees and expense reimbursements are shown in the table below for services provided by related parties related to the services described above:

For the Six Months Ended March 31, 2026
Management Fee:
Management fee (for the Fund)(1)	$1,260,389
Management fee (for the REIT Subsidiary)(1)	573,383
Incentive Fee:	300,079
Property Management Fees and Reimbursements:
Property management fees	210,860
Development management fees	17,679
Property management and other onsite reimbursements	786,352
Leasing commissions	19,124
Administrative Fees and Expenses:
Expense reimbursements by the Fund(2)	1,322,371

(1)	Management fee for the Fund will be offset by the management fee of the REIT Subsidiary.

(2)	Includes approximately $6,000 of reimbursements related to the Fund’s REIT Subsidiary for the six months ended March 31, 2026.

Expense Limitation Agreement

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding the incentive fee, the management fee, the shareholder services fee, fees and expenses associated with property management, development management and leasing brokerage services for real properties owned by the REIT Subsidiary, the distribution fee, dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the fund), brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred and (2) the reimbursement may not be made if it would cause the expense limitation then in effect or that was in effect at the time the expenses were waived or absorbed, whichever amount is lower, to be exceeded. On November 20, 2025, the Adviser and the Fund extended the term of the Expense Limitation Agreement to February 28, 2027, as approved by the Board. The Fund expects the Expense Limitation Agreement to continue in effect for successive twelve-month periods, contingent on the annual approval of a majority of the Board. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, upon 60 days’ written notice to the Adviser. The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board.

For the six months ended March 31, 2026, the Adviser waived fees and reimbursed expenses of $2,521,414.

As of March 31, 2026, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Period Waived
From	To	Amount	Maximum Expiration Date
4/1/2023	9/30/2023	$2,444,390	9/30/2026
10/1/2023	9/30/2024	$3,542,903	9/30/2027
10/1/2024	9/30/2025	$4,778,561	9/30/2028
10/1/2025	3/31/2026	$2,521,414	9/30/2029

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Fund Administration and Accounting Fees and Expenses

Ultimus Fund Solutions, LLC (“Ultimus”) serves as administrator to the Fund. Under a services agreement between the Fund and Ultimus (the “Services Agreement”), Ultimus is responsible for calculating the Fund’s NAV per class of Common Shares and providing additional fund accounting services and administration and compliance-related services to the Fund.

Distribution and Shareholder Servicing Fees and Expenses

Northern Lights serves as the Fund’s distributor. Pursuant to the Distribution Agreement between the Fund, the Adviser and Northern Lights, the Adviser (and not the Fund) pays a fee to Northern Lights. The Board has adopted, on behalf of the Fund, a distribution and shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund (the “Distribution and Shareholder Servicing Plan”). Under the Distribution and Shareholder Servicing Plan, the Fund pays the Distributor (i) a distribution fee that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the average daily net assets of the Fund attributable to Class C Shares and Class L Shares, respectively, and (ii) a shareholder servicing fee that is paid monthly and that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the Class A Shares, Class C Shares and Class L Shares, respectively. For the six months ended March 31, 2026, Class I Shares, Class A Shares, Class C Shares and Class L Shares incurred shareholder servicing fees of $17,046, $15,862, $11,568, and $778, respectively. For the six months ended March 31, 2026, Class A Shares, Class C Shares and Class L Shares incurred distribution fees of $11,303, $34,703 and $778, respectively.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (“SS&C”), serves as the transfer agent for the Fund. Under the Transfer Agency Agreement, SS&C is responsible for maintaining all shareholder records of the Fund and in return, receives customary fees from the Fund for such services.

Custody Fees and Expenses

U.S. Bank, National Association, serves as the primary custodian to the Fund and UMB Bank N.A. serves as custodian regarding certain of the Fund’s assets. The Fund pays customary fees for the services of these two custodians.

Officer and Trustee Compensation

Each independent trustee currently receives an annual cash retainer of $90,000, as well as reimbursement for any reasonable expenses incurred attending meetings.

David Thompson has been a trustee of the Fund since January 2019 and Chief Executive Officer of the Fund since August 2019. Bilal Rashid has been a trustee of the Fund since August 2019. Mr. Thompson and Mr. Rashid both serve in officer roles at affiliates of the Fund and are not paid by the Fund for serving as interested trustees.

Note 9 - Tax Basis Information

The following information is computed on a tax basis for each item as of September 30, 2025, the Fund’s most recent tax year-end.

For the year ended September 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Total Distributable Earnings/
Paid in Capital	(Accumulated Deficit)
$2,048,712	$(2,048,712)

The difference between book basis and tax basis distributable earnings/(deficits) and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, tax treatments of PFICs, direct real estate, return of capital from underlying investments, and debt modification. As of September 30, 2025, the Fund’s most recent tax year end, the components of accumulated earnings/ (deficits) on a tax basis were as follows:

			Other cumulative
Undistributed net	Undistributed Long-	Capital Loss	effect of timing	Net Unrealized Appreciation/
Investment Income	Term capital gain	Carry Forwards	differences	(Depreciation) on Investments	Total
$—	$—	$(1,358,563)	$—	$(25,153,664)	$(26,512,227)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2025, the Fund had a net short-term capital loss carryforward of $332,469 and a net long-term capital loss carryforward of $1,026,094, which may be carried forward for an indefinite period.

The cost of investments for federal income tax purposes, gross unrealized appreciation and depreciation are as follows:

Gross Appreciation (Excess of	Gross Depreciation (Excess of tax	Net Unrealized Appreciation/	Cost of Investments for Income
value over tax cost)	cost over value)	Depreciation	Tax Purposes
$32,108,065	$(57,261,729)	$(25,153,664)	$333,828,979

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

The tax characteristics of distributions paid were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
September 30, 2025	$11,144,318	$—	$11,245,873
September 30, 2024	$15,639,373	$—	$9,570,156

Distributions received from the Fund’s investments in REITs may be classified as dividends, capital gains and/or return of capital.

The Fund has a wholly-owned corporate taxable subsidiary that is consolidated for financial statement purposes. This entity, RACR 101 N. & 145 S. La Brea Owner (CA), LLC (“taxable subsidiary”), has elected to be taxed as a regular c-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax on its taxable income. State tax returns are filed in California in which an economic presence exists and income taxes are charged based on apportioned income to the state. Currently, the federal income tax rate is 21%. The taxable subsidiary is currently using an estimated tax rate of 6.98% for state and local tax, net of federal tax benefit.

Current taxes reflect the estimated tax liability of the Fund as of September 30, 2025, based on taxable income of the taxable subsidiary. Deferred income taxes reflect the net tax effects of the temporary differences between the carrying amounts of assets and liabilities of the taxable subsidiary for financial reporting purposes and the amounts used for income tax purposes.

The taxable subsidiary will rely to some extent on information, which is not necessarily timely, to estimate the deferred taxes for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Advisor may modify the estimates or assumptions related to the taxable subsidiary’s deferred taxes as new information becomes available. Deferred tax assets are reduced by a valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

The provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current Tax Expense	Deferred Tax Expense	Total Tax Expense
Federal Tax Expense (Benefit)	$—	$247,615	$247,615
State Tax Expense (Benefit)	—	82,346	82,346
Total Tax Expense (Benefit)	$—	$329,961	$329,961

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. For the year ended September 30, 2025, components of the Fund’s deferred tax assets and liabilities were as follows:

Deferred Tax Assets:
Net Operating Loss Carryforward	$28,207

Deferred Tax Liabilities:
Net Unrealized Gain on Investments	(358,168)
Net Deferred Tax Asset/(Liability)	$(329,961)

Capital losses generated by the taxable subsidiary may generally be carried back up to three years and carried forward for five years to offset capital gains in those years. Net Operating Losses (“NOLs”) are available to offset future taxable income. These NOLs can be carried forward indefinitely and may offset 80% of taxable income in any given year. Any unused portion will continue to be carried forward.

On July 4, 2025, the One Big Beautiful Bill Act was enacted. Management does not anticipate immediate impact to taxable income and will continue to monitor potential impact in future periods.

During the year ended September 30, 2025 the taxable subsidiary did not have any capital loss carryforwards.

The taxable subsidiary had net operating loss carryforwards for federal income tax purposes as follows:

Year Ended	Amount	Expiration
September 30, 2025	$100,799	Indefinite

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Total income tax expense/(benefit) during the year ended September 30, 2025 differs from the amount computed by applying the Federal statutory income tax rate of 21% for the Fund to net investment income/loss and realized and unrealized gain/loss as follows:

For the year ended September 30, 2025:
U.S. Federal Statutory Tax Rate	$279,171	21.00%
State and Local Income Taxes, Net of Federal Income Tax Effect	92,839	6.98%
Other	(42,049)	(3.16)%
Net income tax expense/(benefit)	$329,961	24.82%

Note 10 - Repurchase Offers

The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase no less than 5% of its outstanding Common Shares at NAV. As a fundamental policy, this policy may not be changed without shareholder approval. If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline (as defined below). Any share repurchase offer in excess of 5% of the Fund’s outstanding Common Shares is entirely within the discretion of the Fund. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if the Fund does determine to increase the amount but shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will receive written notice of each quarterly repurchase offer (the “Repurchase Offer Notice”) at least 21 calendar days and not more than 42 calendar days before the date the repurchase offer ends (the “Repurchase Request Deadline”). Common Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day ( the “Repurchase Pricing Date”). The Fund will distribute such payment no later than seven calendar days after the Repurchase Pricing Date.

During the six months ended March 31, 2026, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the Repurchase Request Deadline. With regard to each of the offers, repurchase requests received by the Fund exceeded the limit described above, and therefore the Fund limited the number of shares repurchased during each quarterly repurchase offers to 5% of the Fund’s outstanding common shares for each respective quarterly repurchase offer. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Offer Notice Date	September 10, 2025	December 10, 2025
Repurchase Request Deadline	October 10, 2025	January 9, 2026
Repurchase Payment Deadline	October 17, 2025	January 16, 2026
Amount Repurchased	$13,223,932	$12,530,238
Shares Repurchased	601,677	584,010

The Fund has in the past received, and may in the future receive, repurchase requests that exceed the limits of a quarterly repurchase offer, and the Fund has in the past repurchased less than the full amount of shares requested, resulting in the repurchase of shares on a pro rata basis.

Note 11 - Risk Factors

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Please see below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Geopolitical and Global Economic Risk

International and/or local geopolitical events are likely to influence the investments, properties, borrowers and markets targeted by CIM clients. Geopolitical events, including, without limitation, national referenda, political elections, international violent and non-violent conflicts, political movements and reactions to national and international emergencies, can affect monetary policy, fiscal policy, international relations, currency valuations, legal systems and regulatory regimes, among numerous other things, in ways that could impact CIM clients and/or their ability to operate and/or pursue its investment strategy.

The ongoing war between Russia and Ukraine and the resulting global response, including economic sanctions by the United States, the European Union and other countries, and the escalated armed conflict in the Middle East and Southwest Asia, including the ongoing conflict between the U.S. and Iran, political unrest in South America and recent U.S. military action overseas, have increased and could continue to increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The extent and duration of the ongoing war in Ukraine and the Middle East and the repercussions of such conflicts are impossible to predict but could result in significant market disruptions and may further negatively affect global supply chains, energy prices, inflation and global growth. In addition, social unrest, changes regarding immigration and work permit policies and other political and security concerns may not abate, which may cause the debt and equity capital markets, and as a result, the Fund’s business to be adversely affected both within and outside of regions experiencing ongoing conflicts. The foregoing presents material uncertainty and risk with respect to clients and the performance of their investments or operations, and the ability of clients to achieve their investment objectives.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

From time to time, the Fund maintains cash balances at banks in excess of the FDIC insurance limit. If a bank in which the Fund holds funds fails or is subject to significant adverse conditions in the financial or credit markets, the Fund could be subject to a risk of loss of all or a portion of such funds or be subject to a delay in accessing all or a portion of such uninsured funds. In addition, the Fund has undrawn capacities under its credit facility. Any loss of such funds, lack of access to such funds or inability to borrow from any of the Fund’s lenders could adversely impact the Fund’s short-term liquidity and ability of the Fund to meet its operating expenses or working capital needs.

Should the U.S. economy be adversely impacted by increased volatility in the global financial markets caused by further turbulence in Chinese stock markets and global commodity markets, the war in Ukraine and Russia, the Israel-Hamas war, health pandemics or for any other reason, loan and asset growth and liquidity conditions at U.S. financial institutions, including us, may deteriorate.

Economic activity has continued to accelerate across sectors and regions. Nevertheless, global supply chain issues have led, and may in the future lead, to a rise in energy prices. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy continues to tighten in response. Persistent inflationary pressures could affect our portfolio companies’ profit margins. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

Trade Policy

Political leaders in the United States and certain European nations have recently been elected on protectionist platforms, fueling doubts about the future of global free trade. The U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries. In addition, the U.S. government has recently imposed tariffs on certain foreign goods, including steel and aluminum, and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of CIM clients and their investments.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the U.S. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict the Fund’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund.

Real Estate Industry Risk

The Fund will invest a substantial portion of its assets in Real Assets, which includes real estate-related loans and securities. Therefore, the performance of its portfolio will be significantly impacted by the performance of the real estate market in general and the Fund may experience more volatility and be exposed to greater risk than it would be if it held a more diversified portfolio. The Fund will be impacted by factors particular to the real estate industry including, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding, competition and a decreased demand for office properties as a result of the increasing shift to remote work following the COVID-19 pandemic; (iv) increases in operating expenses including property taxes; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) prolonged periods of higher interest rates, such as the current period; and (x) changes in availability of leverage on loans for or secured by real estate. Changes in U.S. federal tax laws, certain of which might be currently debated or pending as of the date of these financial statements may have a significant impact on the U.S. real estate industry in general, particularly in the geographic markets targeted by Fund investments. The value of securities in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Collateralized Mortgage-Backed Securities Risk

Mortgage-backed securities are bonds which evidence interests in, or are secured by, commercial mortgage loans. Accordingly, CMBS are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying commercial mortgage properties. CMBS are also subject to several risks created through the securitization process.

The Fund invests in the residual or equity tranches of CMBS, which are referred to as subordinate CMBS or interest-only CMBS. Subordinate CMBSs are paid interest only to the extent there are funds available to make payments. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. As a result, interest only CMBS possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. There is no limit on the portion of the Fund’s total assets that may be invested in interest-only multifamily CMBS.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

The Fund also invests in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

Broadly Syndicated Loans Risk

The broadly syndicated senior secured corporate loans (“Broadly Syndicated Loans”) in which the Fund invests are primarily rated below investment grade, but some Broadly Syndicated Loans may be unrated and of comparable credit quality. As a result, the risks associated with such Broadly Syndicated Loans are generally similar to the risks of other below investment grade fixed income instruments, although Broadly Syndicated Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Broadly Syndicated Loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income dividends. An economic downturn would generally lead to a higher non-payment rate, and a Broadly Syndicated Loan may lose significant fair value before a default occurs. Moreover, any specific collateral used to secure a Broadly Syndicated Loan may decline in value or become illiquid, which would adversely affect the Broadly Syndicated Loan’s value. Broadly Syndicated Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Broadly Syndicated Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Broadly Syndicated Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Broadly Syndicated Loan. The collateral securing a Broadly Syndicated Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some Broadly Syndicated Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Broadly Syndicated Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Broadly Syndicated Loans including, in certain circumstances, invalidating such Broadly Syndicated Loans or causing interest previously paid to be refunded to the borrower. Additionally, a Broadly Syndicated Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Broadly Syndicated Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing Broadly Syndicated Loans or secured corporate bonds.

There may be less readily available information about most Broadly Syndicated Loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, as amended, or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Broadly Syndicated Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the OFS Sub-Adviser will rely most often on their own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the OFS Sub-Adviser.

The secondary trading market for Broadly Syndicated Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Broadly Syndicated Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Broadly Syndicated Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Broadly Syndicated Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Broadly Syndicated Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in share prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Broadly Syndicated Loans and other debt obligations, impairing the Fund’s NAV.

The Fund will acquire Broadly Syndicated Loans through assignments and through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation; and (ii) both the borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Broadly Syndicated Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Broadly Syndicated Loan.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Valuation Risk

The Fund continuously offers its shares at NAV on a daily basis. However, certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. Pursuant to Rule 2a-5, the Board has designated the Adviser as the “valuation designee.” Where possible, the Adviser utilizes independent pricing services to value certain portfolio instruments at their fair value. If the pricing services are unable to provide a fair value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Adviser may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with the Fund’s investments include, but are not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions that may make it difficult to value or sell such instruments.

A large percentage of the Fund’s portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. The Adviser values these investments at fair value in good faith pursuant to Rule 2a-5. The types of factors that may be considered in valuing the Fund’s investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate the Fund’s valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that the Fund may ultimately realize. The Fund’s NAV per Common Share could be adversely affected if the Adviser’s determinations regarding the fair value of these investments are higher than the values that the Fund realizes upon disposition of such investments.

Additionally, the Adviser’s participation in the Fund’s valuation process could result in a conflict of interest since the Adviser’s management fee is based on our net assets.

Liquidity Risk

The Fund may invest without limitation in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in securities subject to restrictions on resale. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded these investments.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Each Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.

Some loans and other instruments are not readily marketable and may be subject to restrictions on resale. Loans and other instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and other instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and other instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk

Credit risk is the risk that one or more loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the fair value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Interest Rate Risk

Since the Fund may incur leverage to make investments, the Fund’s net investment income depends, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. The debt capital that will be available to the Fund in the future, if at all, may be impacted by changes in and uncertainty surrounding interest rates. Depending on the interest rate environment and general state of credit markets, potential debt capital may be available only at a higher cost and on terms and conditions less favorable than what the Fund has historically

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

experienced. Any reduction in the rate of return on new investments relative to the rate of return on current investments, and any reduction in the rate of return on current investments, could adversely impact the Fund’s net investment income, reducing its ability to service the interest obligations on, and to repay the principal of, its indebtedness.

The fixed-income instruments that the Fund may invest in are subject to the risk that fair values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the fair value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

A general increase in interest rates may have the effect of making it easier for the Adviser and Sub-Advisers to receive incentive fees, without necessarily resulting in an increase in our net earnings. Given the structure of our Investment Advisory Agreement with the Adviser, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. In a rising interest rate environment, this risk may increase as interest rates continue to rise. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser and Sub-Advisers could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

Conversely, in a period of declining interest rates, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund could have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, we would expect reinvestment of the prepayment proceeds by the Fund to generally be at lower rates of return than the return on the assets that were prepaid.

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if t may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

Floating Rate Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in SOFR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have reference rate floors such that, when the floating rate is below the stated floor, the stated floating rate floor (rather than SOFR itself) is used to determine the interest payable under the loans. Therefore, if SOFR increases but stays below the average floating rate floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. In addition, there may be disputes between market participants regarding the interpretation and enforceability of provisions in our SOFR-based CLO investments (or lack or such provisions) related to the economic floors in such investments.

Floating Rate Mismatch. Many underlying corporate borrowers can elect to pay interest based on 1-month SOFR, 3-month SOFR and/or other rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month SOFR plus a spread. There may be a mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches, which may negatively impact the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations.

Given the structure of the incentive fee payable to the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser.

CLO Risk

We are exposed to underlying senior secured loans and other credit investments through investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Loans may become nonperforming or impaired for a variety of reasons. Such nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty. Additionally, under certain circumstances, the equity owners of the borrowers in which CLOs invest may recoup their investments in the borrower, through a dividend recapitalization, before the borrower makes payments to the lender. For these reasons, an investor in a CLO may experience a reduced equity cushion or diminution of value in any debt investment, which may ultimately result in the CLO investor experiencing a loss on its investment before the equity owner of a borrower experiences a loss.

In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. Middle-market companies may have limited financial resources and may be unable to

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

In addition, the portfolios of certain CLOs in which the Fund may invest may contain “covenant-lite” loans. The Fund uses the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund is exposed to “covenant-lite” loans, the Fund may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Leverage

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Under current market conditions, the Fund intends to utilize leverage principally through (i) borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) immediately after such borrowings or (ii) the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such issuance) immediately after such issuance. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from are borne entirely by shareholders. Common Share income may fluctuate if the interest rate on borrowings changes. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Any decline in the NAV of the Fund will be borne entirely by shareholders. Therefore, if the fair value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to shareholders than if the Fund were not leveraged.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer other than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Affiliates Risk

Our Adviser and Sub-Advisers will experience conflicts of interest in connection with the management of our business affairs relating to and arising from a number of matters, including: the allocation of investment opportunities by our Adviser and Sub-Advisers and their affiliates; compensation to our Adviser and Sub-Advisers; services that may be provided by our Adviser and Sub-Advisers and their affiliates to issuers in which we invest;

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

investments by us and other clients of our Adviser and Sub-Advisers, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser or Sub-Advisers; differing recommendations given by our Adviser and Sub-Advisers to us versus other clients; our Adviser’s and Sub-Advisers’ use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on our Adviser’s and Sub-Advisers’ use of “inside information” with respect to potential investments by us.

We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. To promote further alignment with other funds managed by CIM and its affiliates, the Fund has obtained an order for exemptive relief (the “Order”) from the SEC that allows it to co-invest alongside certain funds managed by affiliates of our Adviser and the OFS Sub-Adviser, in accordance with the conditions specified in the Order. We may therefore compete for capital and investment opportunities with other entities managed by our Adviser or Sub-Advisers or their affiliates, subjecting our Adviser and Sub-Advisers and their affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf.

Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57 of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. As a result of the Order, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or Sub-Adviser or their affiliates that could avail themselves of the exemptive relief.

In addition, we may file a new exemptive application seeking an Order that would, among other things, permit us to co-invest in issuers where an affiliated entity has an existing investment, subject to certain conditions. However, if filed, there is no guarantee that such application will be granted.

Total Return Swap Risk

The Fund has entered, and may enter into additional, total return swap (“TRS”) agreements that would expose the Fund to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage. A TRS is a contract in which one party agrees to make periodic payments to another party based on the return of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a basket of securities or loans or market without owning or taking physical custody of such securities or loans or investing directly in such market. A TRS effectively adds leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities subject to the TRS. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

Cyber-Security, Artificial Intelligence and Identity Theft Risks

Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser’s and Sub-Advisers’ information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Adviser and Sub-Advisers have implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Advisers and Sub-Advisers and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, Sub-Advisers’ and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Adviser or Sub-Advisers. Such a failure could harm the Adviser’s or Sub-Advisers’ and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

A disaster or a disruption in the infrastructure that supports the Fund’s business, including a disruption involving electronic communications or other services used by the Fund or by third parties with whom the Fund conducts business, or directly affecting the Fund’s headquarters, could have a material adverse impact on the Fund’s ability to continue to operate its business without interruption. The Fund’s disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse the Fund for its losses, if at all.

Third parties with which the Fund does business may also be sources of cyber-security or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cyber-security incident that affects its data, resulting in increased costs and other consequences as described above.

The Adviser and Sub-Advisers may also utilize artificial intelligence (“AI”) in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on the Adviser’s and Sub-Advisers’ business operations. The full extent of current or future risks related thereto is not possible to predict and we and our portfolio companies may not be able to

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

anticipate, prevent, mitigate or remediate all of the potential risks, challenges or impacts of such changes. Technologies related to AI can also be misused or misappropriated by third parties and/or employees of the Adviser, Sub-Advisers or our portfolio companies. For example, there is a risk that a user will input confidential information, including material non-public information, or personal identifiable information, into AI applications, resulting in such information becoming part of a dataset that is accessible by other third-party AI applications and users including competitors of the Fund, the Adviser, the Sub-Advisers or our portfolio companies.

Foreign Investments’ Risks

The Fund has invested in, and may in the future make additional investments in securities, direct loans, Broadly Syndicated Loans and subordinated loans, of non-U.S. issuers or borrowers. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in U.S. companies. Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore, the prices of non-U.S. instruments may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. instruments to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its foreign investments. Generally, there is less readily available and reliable information about non-U.S. issuers or borrowers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and smaller securities and debt markets. Securities and debt issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities and debt traded in developed countries. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries.

Foreign Real Estate and Real Estate-Related Investment Risk

We have invested and may make additional investments in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Canada, countries in Western Europe, Central America and South America. Foreign real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the United States, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which such investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, and adverse economic and political developments; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; and (x) less publicly available information.

Emerging Market Investments Risk

The Fund has invested and may make additional investments in real estate or issuers in emerging markets, specifically certain markets in Central America or South America. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets investments may include (i) greater social, economic and political uncertainty and instability; (ii) more substantial governmental involvement in the economy; (iii) less governmental supervision and regulation; (iv) the unavailability of currency hedging technique;(v) companies that are newly organized and small; (vi) differences in auditing and financial reporting standards; which may result in unavailability of material information about issuers; and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a security. Such a delay could result in possible liability to a purchaser of the security.

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
3/31/2026 (Unaudited)

Note 12 - Subsequent Events

Subsequent events after the date of the financial statements have been evaluated through the date the financial statements were available to be issued.

Repurchased Shares

Subsequent to March 31, 2026, the Fund completed a quarterly repurchase offer which resulted in 531,981, 13,539, 17,445 and 1,345 of Class I, Class C, Class A, and Class L shares being repurchased for $11,224,794, $269,560, $362,858, and $27,562, respectively.

Investment Activity

Subsequent to March 31, 2026, the Fund invested $24.1 million in new investments, primarily related to $13.9 million in short-term treasury bills and $10.0 million in real estate related debt. Subsequent to March 31, 2026, the Fund disposed $1.4 million of CMBS and CLO investments. The Fund also added exposure to broadly syndicated loans under total return swap contracts with a net notional amount of $1.7 million.

Financing Activity

Subsequent to March 31, 2026, the Fund borrowed $29.0 million and repaid $5.0 million of borrowings on the unsecured credit facility and borrowed $685,000 and repaid $4.5 million under the Reverse Repo Facility.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

CIM Real Assets & Credit Fund	Additional Information
March 31, 2026 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Adviser, or the Sub-Advisers, when applicable, uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (866) 907-2653; and (2) on the SEC’s website at http://www.sec.gov. Information about how the Adviser, or the Sub-Advisers, when applicable voted proxies with respect to the Companies portfolio securities during the most recent period ended June 30, 2025 can be obtained (1) without charge, upon request, by calling (866) 907-2653; and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of its portfolio holdings with the SEC as of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. The Fund’s Form N-PORT filings are available upon request by calling 855-747-9559 or by contacting the Fund by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010. You may also obtain a copy of each of the filings on the SEC’s website at http://www.sec.gov or on our website at https://www.cimgroup.com/investment-platforms/credit/racr.

CIM Real Assets & Credit Fund	Board Approval of Advisory Agreements
March 31, 2026

On February 26, 2026, the Board, including a majority of the Independent Trustees, unanimously approved the renewal of the Investment Advisory Agreement, the CIM Investment Sub-Advisory Agreement, the OFS Investment Sub-Advisory Agreement, the REIT Subsidiary Advisory Agreement, and the REIT Subsidiary Sub-Advisory Agreement (collectively, the “Advisory Agreements”).

When considering whether to approve the renewal of these agreements, the Board considered the following factors with respect to each agreement:

(a) Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided and to be provided by the Adviser, the OFS Sub-Adviser and the CIM Sub-Adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers,” and together with the Adviser, the “Advisers”) to the Fund under the Advisory Agreements. The Board considered the Advisers’ business operations, investment management processes, ability to assist the Fund in completing its investment objective, and understanding of the Fund’s investment strategy. The Board also considered the experience and capability of the Advisers’ senior management and other key personnel, and discussed how the Adviser and CIM Sub-Adviser, as wholly owned subsidiaries of CIM Group, have access to many experienced investment professionals. The Board considered the Adviser’s and the CIM Sub-Adviser’s experience advising affiliated funds and other accounts, and the OFS Sub-Adviser’s experience in managing clients with credit strategies similar to those of the Fund. The Board also considered the quality of the Advisers’ compliance programs and the Advisers’ financial condition. In addition to investment management services, the Board also considered the nature, extent, and quality of administrative, compliance, and legal services that would be, and had been, provided by, or arranged to be provided by, the Advisers. The Board also considered the procedures in place to track the Advisers’ allocation of time between the Fund and other clients. The Board concluded that the nature, extent and quality of the services provided by the Advisers under the Advisory Agreements has benefited and would continue to benefit the Fund.

(b) Investment Performance. The Board reviewed investment performance by considering the Fund’s performance compared to the performance of other credit interval funds and real estate interval funds with similar investment objectives and policies as the Fund. The Board concluded that the Fund’s performance was satisfactory and that the Fund’s performance supported the renewal of the Advisory Agreements.

(c) Fees and Expenses. The Board compared the Advisers’ fees to the advisory fees paid by other credit interval funds and real estate interval funds with similar investment strategies as the Fund. The Board also discussed other fees that may be received by affiliates of the Advisers in connection with administrative services provided to the Fund and property management and development services provided to real properties owned by the Fund. After discussion, the Board concluded that the Advisers’ fees were acceptable considering the quality of the services the Fund has received and expects to receive from the Advisers and in comparison to the fees paid by similar funds.

(d) Profitability. The Board considered the profits realized and the anticipated profits that may be realized by the Advisers under the Advisory Agreements, and whether the amount of profit is a fair profit for the services provided under the Advisory Agreements. Given the projected growth in assets for the coming year, the Board determined that the anticipated profitability to the Advisers would be reasonable.

(e) Economies of Scale. The Board considered whether the Advisers would realize economies of scale with respect to the services to be provided to the Fund. The Board concluded that the Advisers’ fee is appropriate in light of the size of the Fund and appropriately reflects the current economic and competitive environment for the Adviser.

(f) Collateral Benefits. The Board considered whether the Advisers or their affiliates may receive other benefits as a result of their relationship with the Fund and determined that any reputational benefits that the Advisers might experience were reasonable.

After considering and weighing all of the factors above, the Board did not give particular weight to any single factor referenced above. Individual Board members may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the renewal of the Advisory Agreement.

Privacy Policy
CIM Group	www.cimgroup.com

At CIM Group, including its funds, general partners, managers, investment advisers, broker dealer and other affiliates (“CIM”, “our”, “us” or “we”), we are committed to maintaining the confidentiality and privacy of your personal and financial information. The purpose of this Privacy Policy is to explain the types of personal information that CIM collects, how the personal information is obtained, how it is used and the choices that you have regarding our use of, and your ability to review and correct, the personal information we collect about you, among other things.

This Privacy Policy applies to CIM business activities that involve the collection and processing of personal information, including users accessing our website or parties engaging in communications or transactions with CIM. Please read this Privacy Policy as it provides important information regarding your use of our website, our data and privacy practices, and an explanation of your rights. If you do not agree with this Privacy Policy, please do not access or use the website or otherwise provide us personal information.

Last updated: April 2026

1. What Personal Information We Collect

The personal information we collect from or about you may include the following:

–	Addresses and other identifiers – such as name, postal address, email address, phone number, account name, date of birth, Social Security number, driver’s license number, photograph, passport number, or other similar identifiers

–	Protected status – such as citizenship, ethnic background, gender or other similar identifiers

–	Electronic Communication – such as email communications, text communications, or other similar identifiers

–	Financial information – such as bank account details, credit history, income details or other similar identifiers

–	Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers

–	Education or other professional information, including veteran status or other similar information

–	Inferences drawn from personal information – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers

Whether you choose to provide any particular information requested by CIM is completely your own choice. But, if you choose not to provide the information we request, you may be unable to receive or access certain investment opportunities, services, offers and information.

We do not sell or share personal information, as those terms are defined in the California Consumer Privacy Act, as amended (“CCPA”).

2. Purpose for Collection

We may collect your personal information for the following purposes:

–	Manage and administer your holding of interests in a fund, and any related accounts on an ongoing basis

–	Assess and process any applications or requests made by you

–	Open, maintain or close accounts in connection with your investment in, or redemption from, the fund
–	Send updates, information and notices or otherwise correspond with you in connection with your investment in the fund

–	Address or investigate any complaints, claims, proceedings or disputes

–	Provide you with, and inform you about, our investment products and services

–	Send direct marketing communications to you

–	Comply with applicable regulatory, accounting, tax and audit requirements

–	Manage our risk and operations

–	Assist with internal compliance with our policies and process

–	Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

–	Facilitate business asset transactions involving the fund partnership or fund-related vehicles

–	Monitor communications to/from us using our systems

3. Retention

We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.

4. Cookies

Our website functions are based, in part, on your browser’s ability to accept cookie files. Cookies are pieces of information that a website transfers to your hard drive that allow you to more easily navigate a website and customize website features that are updated each time you visit a website. Our web servers may automatically recognize a visitor’s domain name (such as .com,

2 | CIM Group Privacy Policy

.edu, etc.), the web page from which a visitor enters our website, which pages a visitor visits on our website and on certain other websites, and/or how much time a visitor spends on each page. We may also use cookies to track you or your online activities over time or across websites. We aggregate this information and use it to evaluate and improve our website, or to support our advertising practices.

You may set your preferences to refuse cookies; however, this may limit your access to some areas of our website. If you have enabled your Internet browser to refuse cookies, we will not collect personal information about you. However, we do not respond to browser do-not-track signals.

5. Collecting the Personal Information of Minors

Our products and services are not directed to minors under the age of 16, and we do not knowingly collect or sell the personal information of minors.

6. Your Choices Regarding Direct Marketing

On occasion, we may use your personal information for direct marketing purposes and/or provide your personal information to affiliates for direct marketing purposes (e.g., to provide you with information, products and services that may be of interest to you in the context of the investment-related activities, when raising investments into our funds, in connection with future fundraising activities). If you do not wish to receive such marketing communications from us, please let us know that you would like to “opt out” by emailing us at privacy@cimgroup.com, contacting us at 1-833-687-3621 or using this webform.

Some email communications from us include instructions on how to stop receiving them. Please follow these instructions if you no longer wish to receive such email messages from us.

7. Online Advertising

We endeavor, in good faith, to adhere to self-regulatory advertising principles, such as the Digital Advertising Alliance’s Principles. If you are interested in learning more about and/or opting out of online behavioral advertising, sometimes called interest-based advertising, we encourage you to visit one of the advertising industry-developed opt-out pages, such as www.youradchoices.com or aboutads.info. Please note, we provide these links for your convenience only, we do not have access to, or control over, these sites’ use of cookies or other tracking technologies.

8. Protecting Your Personal Information

We implement and maintain reasonable data security safeguards appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process. Our policy is to restrict access to your personal information to only those employees, service providers and other third parties who need to know that information to provide products or services to you. We maintain commercially reasonable physical, technical, and administrative safeguards consistent with industry standards and other applicable standards as required by law and we require service providers and third parties to do the same.

While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the

Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (a) there are security and privacy limitations of the Internet which are beyond our control; (b) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (c) any such information and data may be viewed or tampered with in transit by a third party.

9. Links to Third-Party Websites

Our websites may contain links to websites operated and maintained by third parties, over which we have no control. Privacy policies on such linked websites may be different from our Privacy Policy. You access such linked websites at your own risk. You should always read the Privacy Policy of a linked website before disclosing any personal information on such website.

10. Policy Changes

To improve the services we can offer you, and in connection with changes in our business operations, CIM may opt to expand or modify our capabilities for obtaining and processing information, including personal information, about users in the future. CIM will update this Privacy Policy when necessary to ensure that you are aware of developments in this area.

We will post those changes on our websites and update our Privacy Policy so that you will know what information we collect, how we use it and what choices you have. Regardless of any changes we make to our Privacy Policy, we will always use your personal information in accordance with the version of the Privacy Policy in place at the time you provided your information, unless you give your express consent for us to do otherwise or as otherwise permitted or required by applicable law.

11. Additional Privacy Terms

In conducting business with CIM or when using our websites, you may be required to agree to additional written or electronic agreements, including additional privacy terms and conditions (“Additional Privacy Terms”), as a condition to visiting the websites or receiving products, services and/or other information. In the event of any conflict between the Additional Privacy Terms and this Privacy Policy, the Additional Privacy Terms shall prevail but we will treat personal information that you provide to us before we adopt such Additional Privacy Terms in accordance with the terms of this Privacy Policy, unless and until you agree with the application of the Additional Privacy Terms to your personal information collected by us prior to the updates or amendments or as otherwise permitted or required by applicable law.

12. Your Feedback

To help us improve our Privacy Policy and practices, please give us your feedback by emailing us at privacy@cimgroup.com, contacting us at 1-833-687-3621 or using this webform.

3 | CIM Group Privacy Policy

13. California Privacy Rights and Disclosures

This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, or CCPA, as amended. For the purposes of this section (California Privacy Rights and Disclosures), personal information means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this privacy policy in a different format for accessibility reasons, please email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform.

These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households. It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.

Category of Personal Information (PI)	Sources From Which PI is/was Collected	Purpose of Collection	Categories of Entities with Whom PI is/was Disclosed

Address and other identifiers – such as name, postal address, email address, phone number, account name, date of birth, Social Security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: social security number, driver’s license number, state identification card number, and/or passport number.

–   Directly from you;

–   Automatically when you use our Site or services;

–   From third parties; including business partners, your employer, tax authorities and background/credit check providers; and

–   Publicly available sources

–   To provide you services;

–   To contact you to discuss the services or products you receive from us;

–   To respond to any questions or concerns you have raised;

–   To deal with administrative matters such as capital calls or redemptions;

–   To perform services on our behalf, such as customer service, processing or fulfilling orders,;

–   To otherwise carry out our obligations arising under our contract with you and to enforce the same;

–   To carry out anti-money laundering and other compliance checks and controls;

–   To verify your identity or for other fraud and/or crime prevention;

–   To debug errors in our systems;

–   For marketing and advertising purposes; and

–   For internal research, analytics and development.

–   Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

–   Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;

–   Group companies, for business, marketing and operational purposes;

–   Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: racial, ethnic, or national origin.

– Directly from you; – From third parties; including business partners, your employer and background/credit check providers; and – Publicly available sources

–   To provide you services;

–   To contact you to discuss the services or products you receive from us;

–   To respond to any questions or concerns you have raised;

–   To deal with administrative matters;

–   To perform services on our behalf;

–   To otherwise carry out our obligations arising under our contract with you and to enforce the same;

–   To carry out anti-money laundering and other compliance checks and controls; and

–   To verify your identity or for other fraud and/or crime prevention.

–   Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

–   Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;

–   Group companies, for business, marketing and operational purposes;

–   Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

4 | CIM Group Privacy Policy

Category of Personal Information (PI)	Sources From Which PI is/was Collected	Purpose of Collection	Categories of Entities with Whom PI is/was Disclosed

Electronic Communication such as email communications and text messages

NOTE: The information in this category may include the following elements of Sensitive Personal Information: the contents of mail, email, or text messages, to which the business was not the intended recipient.

	– Automatically when you use our Site or services	– To debug errors in our systems; – For marketing and advertising purposes; and – For internal research, analytics and development.	– Group companies, for business, marketing and operational purposes

Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: log-in, financial account, debit card, or credit card number, in combination with any required security or access code, password, or credential allowing access to an account.

–   Directly from you;

–   From your employer;

–   Automatically when you use our Site or services;

–   From third parties acting on your behalf; including business partners, accountancy and law firms; and

–   Background/credit check providers

–   To provide you services;

–   To deal with administrative matters such as invoicing, renewal or to audit customer transactions;

–   To perform services on our behalf, such as processing capital calls or redemptions;

–   To otherwise carry out our obligations arising under our contract with you and to enforce the same;

–   To carry out anti-money laundering and other compliance checks and controls; and

–   To verify your identity or for other fraud and/or crime prevention.

–   Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

–   Service providers, including to provide and support our data management, analytics, security, and storage systems;

–   Group companies, for business, marketing and operational purposes;

–   Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers	– Directly from you; – Automatically when you use our Site or services; – From third parties acting on your behalf; including business partners and law firms; and – Through publicly available sources	– To provide you services; and – To otherwise carry out our obligations arising under our contract with you and to enforce the same.

–   Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;

–   Group companies, for business, marketing and operational purposes;

–   Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements of Sensitive Personal Information: union membership.

	– Directly from you; – From your employer; and – Through publicly available sources	– To provide you services; and – To otherwise carry out our obligations arising under our contract with you and to enforce the same.

–   Group companies, for business, marketing and operational purposes;

–   Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and

–   Government authorities or other entities with legal authority to request the information

Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	– Directly from you; – Automatically when you use our Site or services; and – From third parties; including business partners or firms acting on your behalf

–   To provide you services;

–   To contact you to discuss the services or products you receive from us;

–   To respond to any questions or concerns you have raised;

–   To deal with administrative matters;

–   To perform services on your behalf, such as booking travel arrangements;

–   To otherwise carry out our obligations arising under our contract with you and to enforce the same;

–   For marketing and advertising purposes; and

–   For internal research, analytics and development

– Group companies, for business, marketing and operational purposes

5 | CIM Group Privacy Policy

The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

a.       Your Right to Request Disclosure of Information We Collect and Disclose about You

If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:

1. The categories of your personal information that we’ve collected.

2. The specific pieces of your personal information that we’ve collected.

3. The categories of sources from which we collected your personal information.

4. The categories of your personal information that we’ve sold or disclosed for a business purpose.

5. The business or commercial purposes for which we collected, sold or shared your personal information.

6. The categories of third parties to whom we’ve disclosed your personal information.

To exercise your CCPA right to request this information, either email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. These requests for disclosure are generally free.

b.       Your Right to Request the Deletion of Personal Information

Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.

To exercise your right to request the deletion of your personal information, either email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. These requests for deletion are generally free.

c.       Your Right to Ask Us Not to Sell or Share Your Personal Information

We do not, and will not, sell or share your personal information.

d.       Your Right to Request the Correction of Your Personal Information

Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.

To exercise your right to request the correction of your personal information, either email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. These requests for correction are generally free.

e.       Our Use or Disclosure of Sensitive Personal Information

We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.

f.       Our Support for the Exercise of Your Data Rights

We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Policy, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.

g. How We Will Handle a Request to Exercise Your Rights

For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.

When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

14. European Privacy Rights and Disclosures

This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the EU General Data Protection Regulation and the UK General Data Protection Regulation (together, “GDPR”). These obligations and rights apply to individuals who are located in the European Economic Area (“EEA”) and the United Kingdom (“UK” and, together with the EEA, “Europe”). This section describes the policies and procedures followed by CIM regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with CIM. For the purposes of this section (European Privacy Rights and Disclosures), personal data means any information relating to an identified or identifiable natural person, either directly or indirectly.

According to the GDPR, CIM Group is the controller of your personal data.

a. Collection of Your Personal Data

When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, email address, phone number, account name, date of birth, Social Security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.

6 | CIM Group Privacy Policy

Where CIM carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.

b. Use of Your Personal Data

We may use the personal data you give us to carry out the following purposes:

To contact you and to respond to your requests and enquiries when you contact us or subscribe to receive email alerts: We have a legitimate interest to respond to your requests and enquiries for ongoing business administration.

To deliver services to you: To manage and perform our contract with you.

For business administration, including statistical analysis: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.

To personalize your visit to the website and to assist you while you use the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.

To improve the website by helping us understand who uses the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.

For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice: To comply with our legal obligations.

c. Sharing Your Personal Data

We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Policy or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of CIM; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.

In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public.

In addition, CIM may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of CIM’s assets or shares, or that succeeds CIM in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.

d. International Transfers

When you are based in Europe, personal data collected from you, including via the websites may be transferred to certain recipients located outside Europe, which do not provide a similar or adequate level of protection to that provided by countries in Europe, including the United States. Where we transfer your personal data outside Europe, we will do so based on appropriate safeguards, such as contractual safeguards.

e. Rights of Individuals

You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform.

15. Canadian Privacy Rights and Disclosures

If you are in Canada, you have a right to request access to your personal information and to request a correction to it if you believe it is inaccurate. To exercise these rights, please email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform. Please note, however, that in some cases we may not be able to allow you to access certain personal information in certain circumstances, for example if it contains personal information of other persons, or for legal reasons.

When you make a request to exercise your rights, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

For information on withdrawing your consent to the processing of your personal information, please email us at privacy@cimgroup.com, contact us at 1-833-687-3621 or use this webform.

Please note that some or all of the personal information we collect may be stored or processed on servers located outside Canada and your jurisdiction of residence, including in the United States, whose data protection laws may differ from the jurisdiction in which you live. As a result, this information may be subject to access requests from governments, courts, or law enforcement in those jurisdictions according to laws in those jurisdictions.

4700 Wilshire Boulevard, Los Angeles, CA 90010 | 833-687-3621 | www.cimgroup.com/privacy-policy | ©2026

CORP-PRVC-2 (4/26)

CIM

Creating Value.
Enhancing Communities.

4700 Wilshire Boulevard, Los Angeles, CA 90010 | 866.341.2653 | www.cimgroup.com

CCO CAPITAL, LLC, MEMBER FINRA/SIPC, IS THE EXCLUSIVE WHOLESALE MARKETING AGENT FOR CIM REAL ASSETS & CREDIT FUND. NORTHERN LIGHTS DISTRIBUTORS, LLC, (4221 NORTH 203rd STREET, SUITE 100, ELKHORN, NE 68022, MEMBER FINRA) IS THE DISTRIBUTOR OF CIM REAL ASSETS & CREDIT FUND. CCO CAPITAL AND NORTHERN LIGHTS DISTRIBUTORS, LLC ARE NOT AFFILIATED.
©2024 CIM GROUP

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a)       The Registrant’s full schedule of investments is included as part of the semi-annual report to stockholders included in Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding basis for approval of the Advisory Agreements is included in the Registrant’s Report to Stockholders under Item 1 herein.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)         Not applicable to semi-annual report on Form N-CSR.

(b)	There has been no change as of the date of the filing of this semi-annual report on Form N-CSR to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by this semi-annual report on Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this semi-annual report on Form N-CSR.

Item 16. Controls and Procedures.

(a)       The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1)       Not applicable.

(a)(2)       Not applicable.

(a)(3)       Certifications as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibits 99.302(i) CERT.

(b)            Certifications as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIM REAL ASSETS & CREDIT FUND

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date: June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date: June 5, 2026

By:	/s/ Nathan D. DeBacker
Nathan D. DeBacker
Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: June 5, 2026